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                                                                   EXHIBIT 10.23

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                       CONVERTIBLE NOTE PURCHASE AGREEMENT
                                 by and between


                           MICRO GENERAL CORPORATION,
                             a Delaware corporation,


                                       and


                          CALWEST SERVICE CORPORATION,
                            a California corporation


                          Dated as of October 27, 1998


                                CONVERTIBLE NOTE
                              DUE OCTOBER 27, 2003


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                                TABLE OF CONTENTS

Article I - Definitions and Other Provisions of General Application.........................       2
      Section 101. Definitions..............................................................       2
      Section 102. Effect of Headings and Table of Contents.................................       4
      Section 103. Successors and Assigns...................................................       4
      Section 104. Severability Clause......................................................       4
      Section 105. Benefits of Agreement....................................................       4
      Section 106. Governing Law............................................................       4
      Section 107. Legal Holidays...........................................................       4
      Section 108. Execution in Counterparts................................................       5
      Section 109. Attorneys' Fees..........................................................       5
      Section 110. Notices..................................................................       5

Article II - The Note.......................................................................       6
      Section 201. Form Generally...........................................................       6
      Section 202. Conversion Notice........................................................       6
      Section 203. Designation, Amount and Issuance of the Note.............................       6
      Section 204. Execution of the Note....................................................       6

Article III - Covenants of the Company......................................................       7
      Section 301. Payment of Principal and Interest........................................       7
      Section 302. Corporate Existence......................................................       7
      Section 303. Payment of Taxes and Other Claims........................................       7
      Section 304. Dividends/Compensation...................................................       7
      Section 305. Corporate Existence; Foreign Qualification...............................       7
      Section 306. Books, Records and Inspections...........................................       7
      Section 307. Compliance with Laws.....................................................       7
      Section 308. Maintenance of Permits...................................................       7
      Section 309. Capital Expenditures/Debt................................................       7

Article IV - Representations and Warranties.................................................       8
      Section 401. Customer Contracts.......................................................       8
      Section 402. Board of Directors.......................................................       9
      Section 403. Organization, Etc........................................................       9
      Section 404. Capital Stock; Stock Options.............................................       9
      Section 405. Corporate Authority......................................................       9
      Section 406. Notes and Accounts Receivable............................................       9
      Section 407. Actions, Suits, Etc......................................................      10
      Section 408. Material Contracts.......................................................      10
      Section 409. Absence of Undisclosed Liabilities.......................................      11
      Section 410. Accuracy of Information..................................................      11
      Section 411. Real Estate Leases.......................................................      11
      Section 412. Personal Property Leases.................................................      11
      Section 413. Intellectual Property....................................................      11


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
      Section 414. Trade Secrets............................................................      12
      Section 415. Software and Information Systems.........................................      12
      Section 416. Insurance................................................................      12

Article V - Defaults; Remedies..............................................................      13
      Section 501. Events of Default........................................................      13
      Section 502. Acceleration of Maturity, Rescission and Annulment;
           Other Remedies...................................................................      14
      Section 503. Collection of Indebtedness and Suits for Enforcement.....................      15
      Section 504. Lender May File Proofs of Claim..........................................      15
      Section 505. Application of Money Collected...........................................      16
      Section 506. Rights and Remedies Cumulative...........................................      16
      Section 507. Delay or Omission Not Waiver.............................................      16
      Section 508. Waiver of Stay or Extension Laws.........................................      16

Article VI - Reports by Company.............................................................      17
      Section 601. Annual Statement.........................................................      17
      Section 602. Reports by Company.......................................................      17
      Section 603. Quarterly Financial Reports..............................................      17

Article VII - Consolidation, Merger, Conveyance, Transfer , Sale or Lease...................      17
      Section 701. Company May Consolidate. etc., on Certain Terms..........................      17
      Section 702. Right of First Refusal of Lenders........................................      18

Article VIII - Redemption of Note by the Company............................................      18
      Section 801. Right to Redeem..........................................................      18
      Section 802. Notice of Redemption.....................................................      18

Article IX - Right to Convert Note and/or Right to Purchase Stock...........................      19
      Section 901. Rights Granted...........................................................      19
      Section 902. Anti-Dilution Rights of Lender...........................................      19
      Section 903. Manner of Exercise of Conversion Privilege...............................      20
      Section 904. Notice to Lender Prior to Certain Corporate Actions......................      20
      Section 905. Reservation of Shares of Common Stock....................................      21
      Section 906. Taxes Upon Conversion....................................................      21
      Section 907. Covenants as to Common Stock.............................................      21
      Section 908. Piggyback Registration Rights............................................      21

Article X - Conditions Precedent............................................................      22
      Section 1001. Conditions Precedent....................................................      22


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                       CONVERTIBLE NOTE PURCHASE AGREEMENT


        This CONVERTIBLE NOTE PURCHASE AGREEMENT (the "Agreement") is made and effective as of October 27, 1998, by and between MICRO GENERAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 2510 Redhill Avenue, Santa Ana, California 92705, and CALWEST SERVICE CORPORATION, a California corporation ("Lender").

                                    RECITALS

        WHEREAS, Lender has agreed to make a series of loans to the Company; and

        WHEREAS, in order to evidence its agreement to repay said loans, the Company has duly authorized the issuance of two (2) separate convertible promissory notes, one in the principal amount of $900,000.00 and one in the principal amount of $14,100,000.00, and each of which permits the Lender to convert said note into a certain number of shares of the Company's common capital stock or to purchase a certain number of shares of the Company's common capital stock, and in connection therewith, the parties have authorized the execution and delivery of two (2) separate purchase agreements substantially in the form hereof, and

        WHEREAS, as contemplated hereinabove, the Company has, contemporaneously herewith, issued its convertible promissory note (the "Note") in the original principal amount of $14,100,000.00, and the Lender has agreed to purchase said Note; and

        WHEREAS, in order to set forth the terms and conditions upon which the
Note is to be issued by the Company and purchased by the Lender, the Company and Lender have duly authorized the execution and delivery of this Agreement; and

        WHEREAS, as an inducement to Lender to purchase the Note, whether or not the Company borrows the full amount of the Note, the Company has agreed to give Lender the right, but not the obligation, throughout the five (5) year term of the Note, to either convert all or a portion of the principal of the Note into, or to purchase directly from the Company, an aggregate of 3,133,333 shares of the Company's common stock five cent ($.05) par value common capital stock (the "Common Stock"), at $4.50 per share;

        WHEREAS, Lender has previously made loans to the Company on November 25, 1997 in the amount of $200,000 and on April 8, 1998 in the amount of $250,000 and now desires to forgive said loans and replace them with this Agreement and
Note it being understood that detachable warrants arising out of the November 25, 1997 loan and the April 8, 1998 loan will continue as obligations of the Company, it being understood that the Convertible Note Purchase Agreement and Promissory Note of August 1, 1996 remain in full force and effect;

        NOW, THEREFORE, for and in consideration of the premises and the mutual agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                 DEFINITIONS AND
                     OTHER PROVISIONS OF GENERAL APPLICATION

        SECTION 101. DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

               (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

               (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

               (3) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

        "Administrative Agent" means CalWest Service Corporation, a California corporation, which shall act as agent for the Lenders.

        "Agreement" means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

        "Board of Directors" means either the board of directors of the Company or any duly authorized committee of the board of directors of the Company.

        "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of Los Angeles, California are authorized or required to close.

        "Common Stock" means the five cent ($.05) par value Common Stock of the Company as the same exists at the date of the execution of this Agreement or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided, however, that if at any time there shall be more than one such resulting class, the share of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.


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        "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to applicable provisions of this Agreement, and thereafter "Company" shall mean such successor corporation.

        "Conversion Notice" has the meaning specified in Sections 202 and 903 hereof.

        "Conversion Price" has the meaning specified in Section 901 hereof.

        "Corporation" includes corporations, associations, companies and business trusts.

        "Dollars" and "$" means the lawful money of the United States of America.

        "Event of Default" has the meaning specified in Section 501 hereof.

        "Executive Employee" means any employee of the Company who holds the title of Vice President or above.

        "Indebtedness" means money borrowed.

        "Lender," when used in the singular, means Dito Caree L.P.; and "Lenders," when used in the plural, means collectively Dito Caree L.P. and CalWest Service Corporation.

        "Interest Payment Date" has the meaning specified in Section 203 hereof.

        "Note," when used in the singular, means the Note executed by the Company and delivered to the Lender under this Agreement as specified in the recitals hereof; and "Notes," when used in the plural, means collectively the two Notes executed by the Company and delivered to the Lenders under this Agreement as specified in the recitals hereof.

        "Note Rate" has the meaning specified in Section 203 hereof.

        "Notice of Redemption" has the meaning specified in Section 802 hereof.

        "Officer's Certificate" means a certificate signed by the President of the Company and delivered to Lender describing with particularity the use of proceeds of an advance on the Note, representing that there are no defaults under this Agreement or the Note, or relating to such other matters as may be required hereunder.

        "Payment Date" shall mean an Interest Payment Date or a Principal Payment Date.

        "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.


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        "Principal Payment Date" means any date on which a payment of principal and interest on the Note shall be due.

        "Redemption Date" has the meaning specified in Section 802 hereof.

        "Subsidiary" means any corporation more than fifty percent (50%) of the outstanding voting stock of which is at the time owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For purposes of this definition, the term "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

        "Vice President," when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

        SECTION 102. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        SECTION 103. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by either party shall bind its successors and assigns, whether so expressed or not. Any act or proceeding by any provision of this Agreement authorized or required to be done or performed by any board, committee or officer of either party shall and may be done and performed with like force and effect by the board, committee or officer of any corporation that shall at the time be the lawful sole successor of either party.

        SECTION 104. SEVERABILITY CLAUSE. In case any provision in this Agreement or in the Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        SECTION 105. BENEFITS OF AGREEMENT. Nothing in this Agreement or in the Note, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder any benefit or any legal or equitable right, remedy or claim under this Agreement.

        SECTION 106. GOVERNING LAW. Each of this Agreement and the Note shall be governed by and construed in accordance with the laws of the State of California.

        SECTION 107. LEGAL HOLIDAYS. In any case where the date of maturity of or interest on or principal of the Note or the date fixed for redemption or for purchase of the Note or the last day on which Lender has the right to convert the Note shall not be a Business Day then (notwithstanding any other provision of this Agreement or of the Note) payment of such interest, premium or principal or conversion of the Note need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption or for purchase or the last day for conversion, and interest shall accrue for the period


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from and after such date of maturity or date fixed for redemption or for purchase or last day for conversion to such next succeeding Business Day.

        SECTION 108. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, including facsimile counterparts, each of which shall be an original, but all of which counterparts shall together constitute one and the same instrument.

        SECTION 109. ATTORNEYS' FEES. Should suit be filed seeking enforcement or interpretation of this Agreement and/or the Note, the prevailing party in any such action shall be entitled to receive in addition to any other sums awarded to such party, attorneys' fees and all other costs of collection actually incurred in such action.

        SECTION 110. NOTICES. All notices or other communications required or permitted hereunder shall be in writing, and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, overnight courier, or by facsimile, addressed to the parties as set forth herein. Any such notice shall be deemed received upon the earlier of (a) if personally delivered, the date of delivery to the address of the person to receive such notice, (b) if mailed, four (4) business days after the date of posting by the United States post office, (c) if given by overnight courier, upon receipt by the person to receive such notice, or (d) if sent by facsimile, when sent.

           To the Company:       Micro General Corporation
                                 2510 Redhill Avenue
                                 Santa Ana, California   92705
                                 Attn: President
                                 Facsimile: 949/477-6802

           To Lender:            CalWest Service Corporation
                                 17911 Von Karman Avenue, Suite 300
                                 Irvine, California 92614
                                 Attn: Secretary
                                 Facsimile: 949/622-4104

Any notice, request, demand, direction or other communication sent by telecopy must be confirmed within forty-eight (48) hours by letter mailed or delivered in accordance with the foregoing. Notice of change of address shall be given by written notice in the manner detailed in this Section 110. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent.


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                                   ARTICLE II

                                    THE NOTE

        SECTION 201. FORM GENERALLY. The Note shall be in substantially the form set forth on Exhibit "A" attached hereto, but with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable securities laws.

        SECTION 202. CONVERSION NOTICE. A Conversion Notice, substantially in the form of Exhibit "B" attached hereto, shall be attached to the Note and shall be used by Lender to exercise the right to convert the Note into Common Stock.

        SECTION 203. DESIGNATION, AMOUNT AND ISSUANCE OF THE NOTE.

               (a) The Note shall be designated as a "convertible note" of the Company, and shall be one of two (2) such "convertible notes," to-wit, the Notes that are the subject of this Agreement, one in the face amount of Nine Hundred Thousand Dollars ($900,000.00) and the other in the face amount of Fourteen Million One Dollars ($14,100,000.00); provided, however, that following the repayment of $7,816,000.00 in short term borrowing owed to CalWest Service Corporation further disbursements of principal under the Note shall be limited to no more than $250,000.00 per disbursement during the term of the Note to be approved by Lender upon each disbursement request, and Lender shall have no obligation to make any disbursement under the Note until it shall have received an Officer's Certificate with respect to each such disbursement in compliance with the requirements of Section 1001(a) hereof.

               (b) The Note shall be dated the date of its issue and shall bear simple interest from the date thereof at the rate of ten percent (10%) per annum (the "Note Rate"), and shall be payable as follows: Accrued interest only on the principal amount of the Note shall be payable quarterly in arrears during the first five (5) years of the term thereof commencing October 27, 1998 (each, an "Interest Payment Date"). The entire unpaid balance of the Note, including principal and accrued but unpaid interest, shall be due and payable on October 27, 2003.

        SECTION 204. EXECUTION OF THE NOTE. The Note shall be executed on behalf of the Company by its President or one of its Vice Presidents, under its corporate seal reproduced thereon, and by its Secretary, one of its Assistant Secretaries, its Chief Financial Officer, or any Assistant Treasurer.


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                                   ARTICLE III

                            COVENANTS OF THE COMPANY

        For so long as this Agreement shall remain in effect, the Company covenants that:

        SECTION 301. PAYMENT OF PRINCIPAL AND INTEREST. It will duly and punctually pay the principal of and interest on the Note at the place, at the respective times and in the manner provided in the Note; and each installment of principal and/or interest on the Note shall be paid by mailing checks or wire transferring funds for the amount due to Lender in a manner reasonably calculated to cause such funds to be received on or prior to a Payment Date.

        SECTION 302. CORPORATE EXISTENCE. Subject to Article VII hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

        SECTION 303. PAYMENT OF TAXES AND OTHER CLAIMS. The Company has paid and will in the future pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or property of the Company, and (b) all lawful claims against the Company for labor, materials and supplies which in the case of either clause (a) or (b) of this Section 303, if unpaid, might by law become a lien upon its property; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

        SECTION 304. DIVIDENDS/COMPENSATION. It shall not (a) declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of its capital stock (now or hereafter outstanding) of the Company or on any warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Company, or apply any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of any shares of any class of capital stock (now or hereafter outstanding) of the Company or any option, warrant or other right to acquire shares of the Company's capital stock, or (b) make any deposit for any of the foregoing purposes. No additional salary, bonus or other cash or non-cash compensation shall be paid to any of the Company's Executive Employees in an amount greater than the amount set forth in any existing employment contracts with such individuals, or, in the case of "at-will" Executive Employees, any increase in the compensation paid for such Executive Employees shall require the prior written approval of the Company's Board of Directors and the Administrative Agent, which approval will not be unreasonably withheld. No non-cash compensation shall be paid to any employees of the Company without the prior written approval of the Company's Board of Directors and the Administrative Agent, which approval will not be unreasonably withheld.


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        SECTION 305. CORPORATE EXISTENCE; FOREIGN QUALIFICATION. It will do and cause to be done at all times all things necessary to (a) maintain and preserve the corporate existence of the Company (b) be duly qualified to do business and in good standing as foreign corporations in each jurisdiction where the nature of its business makes such qualification necessary, and (c) comply with all contractual obligations and requirements of law binding upon it.

        SECTION 306. BOOKS, RECORDS AND INSPECTIONS. It shall:

               (a) maintain, and cause each of its Subsidiaries, if any, to maintain complete and accurate books and records;

               (b) permit, and cause each of its Subsidiaries, if any, to permit access at reasonable times by Lender to its books and records;

               (c) permit, and cause each of its Subsidiaries, if any, to permit Lender to inspect at reasonable times its properties and operations; and

               (d) permit, and cause each of its Subsidiaries, if any, to permit Lender to discuss its business, operations and financial condition with its officers and employees or with its outside auditors.

        SECTION 307. COMPLIANCE WITH LAWS. It shall comply with all federal, state and local laws, rules and regulations related to its businesses;

        SECTION 308. MAINTENANCE OF PERMITS. It shall maintain all permits, licenses and consents as may be required for the conduct of its business by any state, federal or local government agency or instrumentality.

        SECTION 309. CAPITAL EXPENDITURES/DEBT. It shall not, without the express prior written consent of Lender, (a) make any capital expenditures not made with the proceeds of the sale of the Note, and the use of all proceeds for capital expenditures shall be substantially as described in the Officer's Certificate applicable thereto, or (b) other than the Note or any other "convertible note" as referenced in Section 203(a) hereof, incur any new Indebtedness, liability or obligation to any third party.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

        The Company hereby represents and warrants as follows to Lender:

        SECTION 401. CUSTOMER CONTRACTS. The Company represents and warrants to Lender that, as of the date hereof, to its knowledge all contracts and agreements between it and purchasers of its goods and services (whether payable in cash or in kind) are valid and in full force and effect, all


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
amounts due and owing to the Company thereunder have been paid, no default exists either on the part of the Company or of any other party to any such contract and that the list of such contracts appearing on Schedule 401 attached hereto is true, accurate and complete;

        SECTION 402. BOARD OF DIRECTORS. As of the date hereof, the list of Directors making up its Board of Directors set forth on Schedule 402 attached hereto is true, accurate and complete, and all such Directors have been duly elected by valid shareholder action in the manner required by the Certificate of Incorporation and/or the Bylaws of the Company;

        SECTION 403. ORGANIZATION, ETC. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has no active Subsidiaries at the date hereof. The company has corporate power to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated, and its business is now conducted, and the Company has complied in all material respects with all material federal, state and local laws with respect to the operation and the conduct of its business. Copies of the Certificate of Incorporation and all amendments thereto, bylaws as amended and currently in force, stock records and corporate minutes and records of the Company heretofore made available to Lender are complete and correct at the date hereof;

        SECTION 404. CAPITAL STOCK; STOCK OPTIONS.

               (a) The Company has authorized capital stock consisting of 10,000,000 shares of Common Stock, five cent ($.05) par value, of which 6,910,452 shares are issued and outstanding as of October 27, 1998, and 1,000,000 shares of Preferred Stock, five cent ($.05) par value, none of which are issued or outstanding. All of the issued and outstanding shares of Common Stock are duly authorized and validly issued, fully-paid and nonassessable, were offered, issued and sold in accordance with applicable federal and state securities laws, and there are no preemptive rights in respect thereof. There are no other classes of stock of the Company other than the Common Stock and Preferred Stock.

               (b) There are no outstanding options, warrants, rights, calls, commitments, conversion rights, plans or other agreements or instruments of any character providing for the purchase or other acquisition by the holders thereof or issuance of any company securities of any description, except as set forth on
Schedule 404(b) attached hereto.

        SECTION 405. CORPORATE AUTHORITY. The Company has full legal right and corporate power and authority, without the consent of any other person, to make, execute, deliver and perform this Agreement and the transactions contemplated hereby, and the execution, delivery and performance of this Agreement by the Company has been duly authorized by all necessary corporate action of the Company.

        SECTION 406. NOTES AND ACCOUNTS RECEIVABLE. To its knowledge, all notes receivable and accounts receivable are valid obligations of the respective makers thereof, are as set forth on


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Schedule 406 attached hereto; except as disclosed in such Schedule 406, are not subject to any valid offset or counterclaim; and are not subject to any assignment, claim, lien or security interest.

        SECTION 407. ACTIONS, SUITS, ETC. There are no actions, suits, claims, complaints, charges, hearings, investigations, arbitrations (or other dispute resolution proceedings) or other proceedings pending or, to its knowledge, threatened against, by or affecting the Company in any court or panel or before any arbitrator or governmental agency, domestic or foreign, other than (a) actions related to garnishments of employee wages, or (b) routine matters covered by insurance. The Company has not been charged with, and to its knowledge is not under investigation with respect to, any charge concerning any violation of any provision of any federal, state or other applicable law or administrative regulation with respect to its business. There are no judgments unsatisfied against the Company and no consent decrees to which the Company is subject. The Company is not involved in or threatened with any labor dispute which could have a material adverse effect on the business and operations of the Company.

        SECTION 408. MATERIAL CONTRACTS. Schedule 408 attached hereto sets forth an accurate, correct and complete list of all instruments, commitments, agreements, arrangements and understandings related to its business to which the Company is a party or bound, or pursuant to which the Company is a beneficiary, meeting any of the descriptions set forth below (the "Material Contracts"):

               (a) Real estate leases, personal property leases, licenses of intellectual property, technical information or software, employment contracts and benefit plans;

               (b) Any contract for capital expenditures or for the purchase of goods or services in excess of $5,000;

               (c) Any instrument evidencing indebtedness (other than routine purchase orders), any liability for borrowed money, any obligation for the deferred payment of the purchase price for property in excess of $5,000 (excluding normal trade payables), or any instrument guaranteeing any indebtedness, obligation or liability;

               (d) Any advertising contract not terminable without payment or penalty on thirty (30) days (or less) notice;

               (e) Any license or royalty agreement;

               (f) Any contract for the purchase or sale of any assets in excess of $5,000 other than in the ordinary course of business or granting an option or preferential rights to purchase or sell any assets in excess of $5,000;

               (g) Any contract containing covenants not to compete in any line of business or with any person in any geographical area;


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               (h) Any contract relating to the acquisition of a business or the equity of any other person;

               (i) Any other contract, commitment, agreement, arrangement or understanding related to its business which provides for payment or performance by any party thereto having an aggregate value of $5,000 or more, and is not terminable without payment or penalty on thirty (30) days (or less) notice.

Accurate, correct and complete copies of each such contract have been made available to Lender. Each contract is in full force and effect and is valid, binding and enforceable as to the Company in accordance with its terms. The Company and, to the Company's knowledge, each other party has complied in all material respects with all material commitments and obligations on its part to be performed or observed under each such contract. The Company has not received any written or, to its knowledge, other notice of a default, offset or counterclaim under any contract, or any other written or, to its knowledge, other communication calling upon the Company to comply with any provision of any contract or asserting noncompliance by the Company.

        SECTION 409. ABSENCE OF UNDISCLOSED LIABILITIES. To its knowledge, the Company does not have any indebtedness, liability or obligation of any nature, whether absolute, accrued, contingent or otherwise, related to or arising from the operation of its business or the ownership, possession or use of any assets, except as set forth on Schedule 409 attached hereto.

        SECTION 410. ACCURACY OF INFORMATION. None of the information furnished by the Company to Lender in writing shall contain any untrue statement of a material fact or shall omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading.

        SECTION 411. REAL ESTATE LEASES. Schedule 411 attached hereto sets forth an accurate, correct and complete list of all real estate which is leased or subleased by the Company, including identification of the lease or sublease, street address, and list of material contracts, agreements, leases, subleases, options and commitments, oral or written, affecting such real estate or any interest therein to which the Company is a party or by which the Company is bound (the "Real Estate Leases"). The Company has made available to Lender accurate, correct and complete copies of each Real Estate Lease and no default exists under any Real Estate Lease.

        SECTION 412. PERSONAL PROPERTY LEASES. Schedule 412 attached hereto contains an accurate, correct and complete list of each lease of personal property used in the business which provides for annual lease payments in excess of $5,000 (the "Personal Property Leases"). The Company has made available to Lender accurate, correct and complete copies of each Personal Property Lease and no default exists under any Personal Property Lease.

        SECTION 413. INTELLECTUAL PROPERTY. Schedule 413 attached hereto contains an accurate, correct and complete list and summary description of all patents, trademarks, trademark rights, trade names, trade styles, trade dress, service marks, copyrights and applications for any of the foregoing utilized by the business (the "Intellectual Property"). During the preceding five (5) years, the Company has not been known by or done business under any name other than Micro General Corporation. Schedule 413 contains an accurate, correct and complete list and summary description of all licenses and other agreements relating to any Intellectual Property. Except as set forth on
Schedule 413, with respect to the Intellectual Property, (a) the Company is the sole and exclusive owner and, to the knowledge of the company, has the sole and exclusive right to use the Intellectual Property; (b) no action, suit, proceeding or investigation is pending or, to the Company's knowledge, threatened; (c) to the knowledge of the Company, none of the Intellectual Property interferes with, infringes upon, conflicts with or otherwise violates the rights of others or is being interfered with or infringed upon by others, and none is subject to any outstanding order, decree, judgment, stipulation or charge; (d) there are no royalty, commission or similar arrangements, and no licenses, sublicenses or agreements, pertaining to any of the Intellectual Property; (e) the Company has not agreed to indemnify any person for or against any infringement of or by the Intellectual Property; and (f) the Intellectual Property constitutes all such assets, properties and rights which are used in or necessary for the conduct of its business. To the knowledge of the Company, the operation of its business by the Company after the date hereof, in the manner and geographic areas in which its business is currently conducted by the Company or is to be conducted as a result of its plans to expand its business into other geographic areas, will not interfere with or infringe upon any currently issued United States Letters Patent or trademarks currently registered in the Primary Register of the United States Patent and Trademark Office. The Company is not subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local or other governmental agency or instrumentality, domestic or foreign, or any arbitrator, and has not entered into or is not a party to any contract which restricts or impairs the use of any Intellectual Property.

        SECTION 414. TRADE SECRETS. Schedule 414 attached hereto contains an accurate, correct and complete list and summary description of all information in the nature of proprietary information, including databases, compilations of information, copyrightable material and technical information, if any, relating to its business "Technical Information"). The Company has the right to use the Technical Information by virtue of ownership or by virtue of the license agreements identified in Schedule 414. The Company has no knowledge of any violation of any trade secret rights or copyrights with respect to such Technical Information.

        SECTION 415. SOFTWARE AND INFORMATION SYSTEMS. The Company has the right to use all electronic data processing systems, information systems, hardware, computer software programs, indexes, program specifications, charts, procedures, source codes, input data, routines, data bases and report layouts and formats, record file layouts, diagrams, functional specifications and narrative descriptions, flow charts and other related material (if any) used in and reasonably necessary for the conduct of its business (collectively the "Software"). Schedule 415 attached hereto contains an accurate, correct and complete summary description of all Software (other than non-proprietary commercially available Software).

        SECTION 416. INSURANCE. Set forth on Schedule 416 attached hereto is a true, accurate and complete list of all policies of insurance currently in force in which the Company is named as insured, loss payee, or additional insured, premiums on all of such policies have been paid, and copies of all policies have been delivered to Lender at the date hereof, and Lender has been named as loss payee or additional insured on all such policies on which such coverage is available.


                                    ARTICLE V

                               DEFAULTS; REMEDIES

        SECTION 501. EVENTS OF DEFAULT. "Event of Default," wherever used herein with respect to the Note, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (a) BY THE COMPANY.

                      (1) default in the payment of any installment of principal and/or interest on the Note as and when it becomes due and payable, whether by virtue of the terms of the Note as to payments of principal and/or interest, at maturity, in connection with any redemption, or otherwise and the passage of seven (7) days following written notice thereof to the Company; or

                      (2) default in the performance, or breach, of any material covenant, representation or warranty of the Company in this Agreement and the passage of thirty (30) days following written notice thereof to the Company, or, if such default cannot be cured within such thirty (30) days, commencement of the cure of such default within such thirty (30) days and diligent prosecution of such cure to completion; or

                      (3) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of all or substantially all of its property, or ordering the winding up or liquidation of its affairs, and-the continuance of any such decree or order for relief or for any such other decree or order unstayed and in effect for a period of 45 consecutive days;

                      (4) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, other consent by it to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the company or of all or substantially all of its property, or the making by it of a general assignment for the benefit of creditors; or

                      (5) until all sums due under the Note have been repaid, or any increase by the Company of the number of members of its Board of Directors to a number greater than the number who hold office at the time of execution of the Note, or any change in the actual members of the Company's Board of Directors, without the prior written consent of the Lender; or

                      (6) the failure of the Company to provide any information or report to Lender required to be provided pursuant to Article VI hereof and the passage of thirty (30) days following written notice thereof to the Company, or, if such default cannot be cured within such thirty (30) days, commencement of the cure of such default within such thirty (30) days and diligent prosecution of such cure to completion.

               (b) BY THE LENDER. The failure of the Lender to fund pursuant to
Section 203(a) hereof in the event that a proper Officer's Certificate pursuant to Section 1001(a) is received and the Company is in compliance with all covenants of this Agreement and the Note.

        SECTION 502. ACCELERATION OF MATURITY, RESCISSION AND ANNULMENT; OTHER REMEDIES.

               (a) LENDER'S REMEDIES.

                      (i) Upon the occurrence of an Event of Default under any event described in Section 501(a) (other than an Event of Default described in Sections 501(a)(4) and 501(a)(5) hereof), then in every such case Lenders may declare the principal amounts of the Notes to be due and payable immediately, by a notice in writing to the Company and upon any such declaration such principal amounts shall become immediately due and payable. The Company specifically acknowledges and agrees that the occurrence of any Event of Default under any event described in Section 501(a) hereof will automatically cause all existing Notes to be in default, and all Events of Default under all Notes must be cured before any one Event of Default shall be deemed cured.

                      (ii) At any time after such a declaration of acceleration with respect to the Note has been made and before a judgment or decree for payment of the money due has been obtained by Lender as hereinafter in this Article provided, Lender may, by written notice to the Company, rescind and annul such declaration and its consequences if, (1) the Company has paid to Lender a sum sufficient to pay (A) all overdue interest on the Note, (B) the principal on the Note which has become due otherwise than by such declaration of acceleration and interest thereon at the Note Rate, (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the Note Rate, and (D) all sums paid or advanced by Lender hereunder and the actual compensation, expenses, disbursements and advances of Lender, its agents and counsel; and (2) all Events of Default with respect to the Note, other than the nonpayment of the principal of the Note which has become due solely by such declaration of acceleration, have been cured or waived by Lender. No such rescission shall affect any subsequent default or impair any right consequent thereon. In the case of any Event of Default described in Section 501(a)(4) or 501(a)(5), all unpaid principal of and accrued interest on the Note shall be due and payable immediately without any declaration or other act on the part of Lender.

                      (iii) Obligations of this Note are secured by the Security Agreement dated August 1, 1996.

               (b) THE COMPANY'S REMEDIES. Upon the occurrence of an Event of Default as described in Section 501(b) hereof, then the option amount referred to in Section 901 hereof shall be limited to a number equal in value to the amount already funded.

        SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT.

               (a) The Company covenants that if default is made in the payment of any principal and/or interest on the Note when such principal and/or interest becomes due and payable, whether at a time specified in the Note, at maturity of the Note or in connection with any redemption or otherwise, the Company will, upon demand of Lender, pay to it the whole amount then due and payable on the Note for principal and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and-on any overdue interest, at the Note Rate, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of Lender, its agents and counsel, it being understood that as to the Lenders, any payments will be applied on a pro rata basis among the Lenders based on each Lender's respective Note amount. If the Company fails to pay such amounts forthwith upon such demand, Lender may prosecute a proceeding to judgment or final decree and may enforce the same against the Company or any other obligor on the Note and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or of any other obligor on the Note, wherever situated, it being understood that any monies collected shall be applied on a pro rata basis among the Lenders based on each Lender's respective Note. In addition, Lender may give notice to customers of the Company that all payments under contracts listed on Schedule 401 shall, until further notice, be paid directly to Lender, and the Company consents to each such notice.

               (b) If an Event of Default with respect to the Note occurs, Lender may in its discretion proceed to protect and enforce its rights by such appropriate judicial proceedings as it shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Agreement or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

        SECTION 504. LENDER MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or of any other obligor on the Note or the property of the Company or of such other obligor or their creditors, Lender (irrespective of whether the principal of the Note shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether it shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

               (a) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Note and to file such other papers and documents as may be necessary or advisable in order to have the claims of Lender (including any claim to the right to own Common Stock or for the reasonable compensation, expenses, disbursements and advances of Lender, its agents and counsel) allowed in such judicial proceeding, and

               (b) to collect and receive any monies or other property payable or deliverable on any such claims.

        SECTION 505. APPLICATION OF MONEY COLLECTED. Any money collected by Lender pursuant to this Article V shall be applied in the following order, at the date or dates fixed by Lender and, in case of the distribution of such money on account of principal or interest, upon presentation of the Note and the notation thereon of the payment if only partially said and upon surrender thereof if fully paid:

               First: To the costs and expenses of Lender in collecting sums due it hereunder;

               Second: To the payment of the amounts then due and unpaid first for interest on and then for principal of all outstanding Notes, applied on a pro rata basis among the Lenders based on each Lender's respective Note; and

               Third: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

        SECTION 506. RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        SECTION 507. DELAY OR OMISSION NOT WAIVER. No delay or omission of Lender to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default. Every right and remedy given by this Article V or by law may be exercised from time to time, and as often as may be deemed expedient by Lender.

        SECTION 508. WAIVER OF STAY OR EXTENSION LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to Lender, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                               REPORTS BY COMPANY

        SECTION 601. ANNUAL STATEMENT. The Company will deliver to Lender, within 30 days after the end of each fiscal year of the Company, an Officer's Certificate stating that to the best of such officer's knowledge, the Company has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation and such default is continuing, specifying each such default of which such officer has knowledge, and the nature and status thereof.

        SECTION 602. REPORTS BY COMPANY. The Company shall file with Lender, such information, documents and other reports, and such summaries thereof, as Lender shall request, immediately upon request, but without request the Company shall deliver to Lender audited financial statements of the Company prepared by independent certified public accountants ("Accountants") within ninety (90) days of the end of each Company fiscal year.

        SECTION 603. QUARTERLY FINANCIAL REPORTS. Throughout the term of this Agreement and for so long as any amount remains unpaid under the Note, the Company shall furnish Lender with copies of its quarterly financial reports no later than forty-five (45) days following the end of the subject fiscal quarter.


                                   ARTICLE VII

           CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER, SALE OR LEASE

        SECTION 701. COMPANY MAY CONSOLIDATE. ETC., ON CERTAIN TERMS. The Company shall not consolidate with or merge into any other corporation or convey, transfer, sell or lease its properties and assets as, or substantially as, an entirety to any Person, issue any capital stock (including Common Stock) of the Company unless (a) prior to such transaction Lender has released in writing its Right of First Refusal as required by Section 702 hereof, and (b) upon any such consolidation, merger, sale, conveyance or exchange of or by the Company, (i) the Company is the continuing corporation and the Company's Common Stock outstanding immediately prior to the merger is not exchanged for securities, cash or other property of another corporation, (ii) there is an exchange of the Note for other securities in connection with such transaction, or (iii) the due and punctual payment of the principal of and interest on, the Note, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of the Agreement to be performed by the Company, are expressly assumed by a note supplemental to the Note by the corporation formed by such consolidation, or whose securities, cash or other property will immediately after the merger be owned, by virtue of the merger, by the holders of Common Stock of the Company immediately prior to the merger, or by the corporation that shall have acquired such property or securities. Furthermore, the Company shall not consolidate with or merge into any other corporation or convey, transfer, sell or lease its properties and assets as, or substantially as, an entirety to any Person, or enter into any statutory exchange of securities with another corporation, unless the Right of First Refusal has been released and unless immediately after giving effect to such transaction no Event of Default shall have occurred and be continuing, and the Company shall have delivered to Lender an Officer's Certificate stating that such transaction and such supplemental agreement comply with this Agreement.

        SECTION 702. RIGHT OF FIRST REFUSAL OF LENDERS. For so long as any amounts due under the Note shall be outstanding, Lenders shall have and retain the first option to purchase any and all assets of the Company and any and all capital stock (including Common Stock) of the Company, upon the same terms and subject to the same conditions as may be offered to the Company by a third party for such assets or capital stock; provided, however, that any non-cash consideration offered for any such assets or capital stock shall be given its then current market value in cash and Lenders shall have the opportunity to pay the amount of such cash in lieu of any non-cash consideration offered by a prospective owner of any assets or capital stock on a pro rata basis as to the Lenders' exercise of that right. Immediately upon receipt of any offer to purchase any assets or capital stock, or upon determining that the Company desires to sell any assets or capital stock, the Company shall immediately notify Lenders of the assets and/or capital stock proposed to be bought and sold, and of the terms of such proposed purchase and sale. Within twenty (20) days of being so notified, Lenders shall notify either the Company and/or the owner of the capital stock in question that they (or any one of them) will exercise the right of first refusal granted herein ("Right of First Refusal"), or, in the alternative, that they (or any one of them) thereby release such Right of First Refusal and consents to the sale of the assets or capital stock on the terms described. Any change in such terms shall give each Lender the right to once again exercise or release its Right of First Refusal within an additional time period identical to that specified above.


                                  ARTICLE VIII

                        REDEMPTION OF NOTE BY THE COMPANY

        SECTION 801. RIGHT TO REDEEM. The Company may, at its option, redeem all or, from time to time, any part of the Note, on any date prior to maturity, in the manner specified in this Article VIII, at the original principal amount thereof, plus accrued and unpaid interest, if any, to the date fixed for redemption, but no such redemption shall in any way impair the right of Lender to convert the Note into shares of Common Stock as specified in this Agreement or in the Right of First Refusal granted hereunder.

        SECTION 802. NOTICE OF REDEMPTION.

               (a) In case the Company shall desire to exercise its right to redeem all or any part of the Note pursuant to Section 801 hereof, it shall fix a date for redemption (a "Redemption Date"), shall notify Lenders in writing of such date, and shall mail or cause to be mailed a notice of such redemption (a "Notice of Redemption") at least ten (10) and not more than thirty (30) days prior to the date fixed for redemption to Lenders at their principal executive offices. Such mailing shall be by first class mail. The Company agrees to exercise said right of redemption on an equitable and pro rata basis among the Lenders.

               (b) The Notice of Redemption shall specify the principal amount of the Note to be redeemed, the Redemption Date for the Note, and the Redemption Price at which the Note is to be redeemed, and shall state that payment of the Redemption Price of the Note or portions thereof to be redeemed will be made on surrender of the Note to be redeemed, that interest accrued to such Redemption Date will be paid as specified in such notice, and that from and after such date interest thereon will cease to accrue. In the event of full redemption of the Note, such Notice of Redemption shall also state that the right to convert the Note or portion thereof into Common Stock will expire at the close of business on October 27, 2003.

               (c) On or prior to each Redemption Date specified in each Notice of Redemption given as provided in this Section 802, the Company will pay to Lender an amount of money sufficient to redeem on such Redemption Date the Note or portion thereof so called for redemption at the appropriate Redemption Price, together with accrued interest to the Redemption Date.

               (d) If the Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the date fixed for redemption at the Note Rate and the Note shall remain convertible into Common Stock until October 27, 2003, or until all amounts due under the Note have been repaid in full.


                                   ARTICLE IX

              RIGHT TO CONVERT NOTE AND/OR RIGHT TO PURCHASE STOCK

        SECTION 901. RIGHTS GRANTED. Subject to and upon compliance with the provisions of this Article IX, and specifically Section 902 hereof, Lender shall have the right, at its option, at any time or from time to time on or prior to the close of business on October 27, 2003, to convert the principal amount of the Note up to a value of $14,100,000.00 into, an aggregate of 3,133,333 shares of Common Stock at a price of $4.50 per share (the "Conversion Price"), or to pay in cash in an amount up to $14,100,000.00..

        SECTION 902. ANTI-DILUTION RIGHTS OF LENDER. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the conversion privilege set forth in Section 901 hereof, but will at all times in good faith carry out the provisions and intent of
Section 901 and take all such action as may be necessary or appropriate to protect against impairment of the rights of Lender to convert the Note into, or to purchase, Common Stock. In the event that, at any time prior to full exercise by Lender of its right to purchase such Common

Stock, the Company shall sell or otherwise transfer any Common Stock, the Company undertakes and agrees to make any adjustments that may be necessary to permit Lender to purchase an equal number of shares of the Common Stock for a per share price equal to the per share price paid by such other purchaser or transferee, including, if necessary, refunding to Lender any sums necessary to cause Lender to receive the benefit of this Section 902, such benefit to survive the repayment of the Note and to be applicable with respect to issuances of Common Stock until October 27, 1998. Nothing in this Section 902 shall be interpreted to permit or require any increase in the consideration to be paid by Lender in exchange for 200,000 shares of the Common Stock.

        SECTION 903. MANNER OF EXERCISE OF CONVERSION PRIVILEGE. In order to exercise the conversion privilege, Lender shall surrender the Note, duly endorsed or assigned to the Company or in blank, at the office of the Company, together with the Conversion Notice duly executed, that Lender elects to convert the Note or the portion thereof specified in said Conversion Notice or, alternatively, that Lender will purchase such Common Stock. Such Conversion Notice shall also state the name or names, together with the address or addresses in which the certificate or certificates for shares of Common Stock which shall be issuable in such conversion or purchase shall be issued as promptly as practicable after the surrender of the Note and the receipt of such Conversion Notice, the Company shall issue and deliver to Lender, or on Lender's written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of the Note or portion thereof in accordance with the provisions of this Article IX. In case the Note shall be surrendered for partial conversion, the Company shall execute and deliver to or upon the order of Lender, at the expense of the Company, a new note or notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note. Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the Note shall have been surrendered and such Conversion Notice received by the Company as aforesaid, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion or purchase shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date.

        SECTION 904. NOTICE TO LENDER PRIOR TO CERTAIN CORPORATE ACTIONS. In case:

               (a) the Company shall authorize the granting to the holders of its Common Stock generally of rights, warrants or options to subscribe for or purchase any shares of stock of any class or of any other rights; or

               (b) there shall be any reorganization or reclassification of the Common Stock (other than a change in the par value of the Common Stock), or any permissible consolidation or merger to which the Company is a party, or any permissible conveyance, transfer, sale or lease of the Company's properties and assets as, or substantially as, an entity; or

               (c) there shall be a voluntary or in-voluntary dissolution, liquidation or winding-up of the Company;

then the Company shall cause to be given to Lender, in the manner provided in
Section 110 hereof, and with respect to the events described in subsections (a),
(b) and (c) of this Section 904, as promptly as possible, but in any event at least twenty (20) days prior to the applicable date hereinafter specified, a notice stating (i) the date on which the Company expects to file a Registration Statement covering the Common Stock, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation, or winding-up is expected to become effective or occur, and, if applicable, the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation, or winding-up, subject to compliance with the Right of First Refusal required by Section 702 hereof.

        SECTION 905. RESERVATION OF SHARES OF COMMON STOCK. The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock, for the purpose of effecting conversion of the Note, the full number of shares of Common Stock deliverable upon the conversion of the Note.

        SECTION 906. TAXES UPON CONVERSION. The Company will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of the Note pursuant hereto.

        SECTION 907. COVENANTS AS TO COMMON STOCK. The Company covenants that all shares of Common Stock which may be delivered upon conversion of the Note will, upon delivery, be duly and validly issued and fully paid and non-assessable, free of all liens and charges and not subject to any preemptive rights.

        SECTION 908. PIGGYBACK REGISTRATION RIGHTS. If the Company shall determine to register any of its securities, either for its own account or for the account of a security holder or holders, other than a registration relating solely to employee benefit plans, or a registration on any registration form that does not permit secondary sales, the Company will promptly give to Lender written notice thereof and use its best efforts to include in such registration (and any related qualification under applicable Blue Sky laws or other compliance), and any underwriting involved therein, Common Stock specified in a written request made by Lender within twenty (20) days after the written notice of the Company provided for above is given. Such written request may specify all or a part of Lender's Common Stock. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the company shall so advise as a part of the written notice given as required above. In such event the right of Lender to registration shall be conditioned upon Lender's participation in such underwriting and the inclusion of its Common Stock in the underwriting. Lender shall enter with the Company into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company. Notwithstanding the above, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, the representative may exclude Lender's Common Stock from, or limit the number of shares of Lender's Common Stock to be included in, the registration and underwriting. The number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account, then to Lender to the extent of securities it has elected to sell for its own account, and thereafter to all other owners of Common Stock with the right to participate in such registration and underwriting pro rata in proportion to the percentage of all outstanding Common Stock owned by each such Person immediately prior to commencement of such registration and underwriting. If any Person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Common Stock or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration or if the number of shares of Common Stock to be included in such registration is increased during the period of such registration, the Company shall offer first to Lender and then, if additional shares may be sold in the registration to all other Persons who have retained the right to include securities in the registration, the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the Persons requesting additional inclusion pro rata in proportion to the percentage that each Person's Common Stock represents of the total amount of Common Stock owned by all such Persons prior to commencement of such registration and underwriting.

                                    ARTICLE X

                              CONDITIONS PRECEDENT

        SECTION 1001. CONDITIONS PRECEDENT. The obligation of Lender to purchase the Note(s) and to make all individual disbursements thereunder is expressly conditioned upon the following:

               (a) The Lender's receipt from the Company, in each instance, of an Officer's Certificate signed by its President satisfactory to Lender in which such President represents and warrants to Lender on behalf of the Company that
(1) use of the proceeds from any disbursement of principal of the Note shall be dedicated to such corporate uses as the Company's Board of Directors may deem proper; and (2) there are no defaults under this Agreement or the Note.

               (b) The Lender's receipt of a Certificate of Good Standing certified by the Secretary of State of the State of Delaware as to the corporate status of the Company; and

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, and their respective seals to be hereunto fixed and attested, all as of the day and year first above written.


                               MICRO GENERAL CORPORATION
                               (the "Company")



                               By: _____________________________________
                               Name:____________________________________
                               Title:___________________________________

                               CALWEST SERVICE CORPORATION ("Lender")



                               By: _____________________________________
                               Name:____________________________________
                               Title:___________________________________

                                   EXHIBIT "A"

                            MICRO GENERAL CORPORATION
                                CONVERTIBLE NOTE
                               (MULTIPLE ADVANCES)

$14,100,000.00                                                Irvine, California
                                                                October 27, 1998


        MICRO GENERAL CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor corporation or corporations under the Agreement hereinafter referred
to), for value received, hereby promises to pay to Fidelity National Financial, Inc., at its office at 17911 Von Karman Avenue, Suite 300, Irvine, California 92614 ("Lender"), or order, principal sum of Fourteen Million One Hundred Thousand Dollars ($14,100,000.00), or so much thereof as shall have been disbursed by Lender and which at that time remains unpaid, together with simple interest thereon from the date hereof at the rate of ten percent (10%) per annum, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, payable as follows: Accrued interest only on the principal amount hereof shall be payable quarterly in arrears during the first five (5) years of the term hereof commencing October 27, 1998. Thereafter, on October 27, 2003 the entire unpaid balance of this Note, including principal and accrued but unpaid interest, shall be due and payable.

        This Note may be prepaid in whole or in part at any time with the prior written consent of Lender so long as the Company gives ten (10) days' prior written notice to Lender of the Company's intent to prepay this Note or any portion hereof. Such notice shall state the proposed payment date (the "Payment Date") and the principal amount to be repaid. At any time during the term hereof, the Lender may, but shall not be obligated to, elect to convert all or any portion of the principal to be repaid on the Payment Date into shares of the Company's common stock (the "Common Stock") at the "Conversion Price" (as that term is defined in the Agreement hereinafter referred to) then in effect by delivering to the Company, to the attention of its President, written notice of its election to exercise its conversion rights as set forth herein. Notwithstanding anything contained herein to the contrary, and notwithstanding the Company's payment of this Note in whole or in part, the Lender shall retain the right to convert the then-outstanding principal balance hereof into the subject shares of Common Stock throughout the five (5) year term of this Note at the Conversion Price.

        Any partial prepayments made hereunder shall be applied to installments due hereunder in inverse order of maturity.

        This Note is duly authorized and issued by the Company, is designated as set forth on the face hereof, and is limited to the aggregate principal amount of $14,100,000.00 issued under and pursuant to that certain Convertible Note Purchase Agreement, dated as of October 27, 1998 (herein called the "Agreement"), duly executed and delivered by the Company and Lender, to which Agreement reference is hereby made for a further description of the rights, limitation of rights, obligations, and duties thereunder of the Company and Lender. In case an Event of Default shall have occurred under this Note or under the Agreement (as the term "Event of Default" is defined in said Agreement), the principal balance hereof and all accrued but unpaid interest thereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Agreement.

        Reference is hereby made to the further provisions of the Agreement, including, without limitation, provisions giving the Lender of this Note the right to convert this Note into Common Stock on the terms and subject to the limitations more fully specified in the Agreement. Such further provisions shall for all purposes have the same effect as though fully set forth at this place. Capitalized terms used in this Note and not otherwise defined still have the meanings assigned to such terms in the Agreement.


        IN WITNESS WHEREOF, the Company has caused this instrument to be signed manually or by facsimile by its duly authorized officers.


Dated: _______________________     MICRO GENERAL CORPORATION (the "Company")



                                   By: _____________________________________
                                   Name:____________________________________
                                   Title:___________________________________

                                   EXHIBIT "B"

                                CONVERSION NOTICE


To:        Micro General Corporation
           2510 Redhill Avenue
           Santa Ana, California   92705

        The undersigned, as the owner of that certain Convertible Promissory Note dated October 27, 1998 (the "Note"), hereby irrevocably exercises the option to convert the Note, or that portion of the Note designed herein below, into _____________ shares of Common Stock of Micro General Corporation at a price of $_______ per share, in accordance with the terms of that certain Convertible Note Purchase Agreement between the undersigned and Micro General Corporation as referenced in the Note, and directs that the shares issuable and deliverable upon the conversion be issued and delivered to the holder hereof unless a different name has been indicated below. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned has herein below named the transferee to whom the new Note should be issued.


                                    Dated:    _____________________________



                                    _______________________________________
                                    Signature(s)




                                    By: ___________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                            MICRO GENERAL CORPORATION
                                CONVERTIBLE NOTE
                               (MULTIPLE ADVANCES)

$14,100,000.00                                                Irvine, California
                                                                October 27, 1998


        MICRO GENERAL CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor corporation or corporations under the Agreement hereinafter referred
to), for value received, hereby promises to pay to Fidelity National Financial, Inc., at its office at 17911 Von Karman Avenue, Suite 300, Irvine, California 92614 ("Lender"), or order, principal sum of Fourteen Million One Hundred Thousand Dollars ($14,100,000.00), or so much thereof as shall have been disbursed by Lender and which at that time remains unpaid, together with simple interest thereon from the date hereof at the rate of ten percent (10%) per annum, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, payable as follows: Accrued interest only on the principal amount hereof shall be payable quarterly in arrears during the first five (5) years of the term hereof commencing October 27, 1998. Thereafter, on October 27, 2003 the entire unpaid balance of this Note, including principal and accrued but unpaid interest, shall be due and payable.

        This Note may be prepaid in whole or in part at any time with the prior written consent of Lender so long as the Company gives ten (10) days' prior written notice to Lender of the Company's intent to prepay this Note or any portion hereof. Such notice shall state the proposed payment date (the "Payment Date") and the principal amount to be repaid. At any time during the term hereof, the Lender may, but shall not be obligated to, elect to convert all or any portion of the principal to be repaid on the Payment Date into shares of the Company's common stock (the "Common Stock") at the "Conversion Price" (as that term is defined in the Agreement hereinafter referred to) then in effect by delivering to the Company, to the attention of its President, written notice of its election to exercise its conversion rights as set forth herein. Notwithstanding anything contained herein to the contrary, and notwithstanding the Company's payment of this Note in whole or in part, the Lender shall retain the right to convert the then-outstanding principal balance hereof into the subject shares of Common Stock throughout the five (5) year term of this Note at the Conversion Price.

        Any partial prepayments made hereunder shall be applied to installments due hereunder in inverse order of maturity.

        This Note is duly authorized and issued by the Company, is designated as set forth on the face hereof, and is limited to the aggregate principal amount of $14,100,000.00 issued under and pursuant to that certain Convertible Note Purchase Agreement, dated as of October 27, 1998 (herein called the "Agreement"), duly executed and delivered by the Company and Lender, to which Agreement reference is hereby made for a further description of the rights, limitation of rights, obligations, and duties thereunder of the Company and Lender. In case an Event of Default shall have occurred under this Note or under the Agreement (as the term "Event of Default" is defined in said Agreement), the principal balance hereof and all accrued but unpaid interest thereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Agreement.

        Reference is hereby made to the further provisions of the Agreement, including, without limitation, provisions giving the Lender of this Note the right to convert this Note into Common Stock on the terms and subject to the limitations more fully specified in the Agreement. Such further provisions shall for all purposes have the same effect as though fully set forth at this place. Capitalized terms used in this Note and not otherwise defined still have the meanings assigned to such terms in the Agreement.


        IN WITNESS WHEREOF, the Company has caused this instrument to be signed manually or by facsimile by its duly authorized officers.


Dated: October 27, 1998          MICRO GENERAL CORPORATION (the "Company")



                                 By: /s/ Jeff Sanderson
                                 Name: Jeff Sanderson
                                 Title: Executive Vice President

================================================================================



                       CONVERTIBLE NOTE PURCHASE AGREEMENT
                                 by and between


                           MICRO GENERAL CORPORATION,
                             a Delaware corporation,


                                       and


                                DITO CAREE L.P.,
                          a Nevada limited partnership


                          Dated as of October 27, 1998





















                                CONVERTIBLE NOTE
                              DUE OCTOBER 27, 2003


================================================================================

                                TABLE OF CONTENTS

Article I - Definitions and Other Provisions of General Application...............................................2
       Section 101. Definitions...................................................................................2
       Section 102. Effect of Headings and Table of Contents......................................................4
       Section 103. Successors and Assigns........................................................................4
       Section 104. Severability Clause...........................................................................4
       Section 105. Benefits of Agreement.........................................................................4
       Section 106. Governing Law.................................................................................4
       Section 107. Legal Holidays................................................................................4
       Section 108. Execution in Counterparts.....................................................................5
       Section 109. Attorneys' Fees...............................................................................5
       Section 110. Notices.......................................................................................5

Article II - The Note.............................................................................................5
       Section 201. Form Generally................................................................................5
       Section 202. Conversion Notice.............................................................................6
       Section 203. Designation, Amount and Issuance of the Note..................................................6
       Section 204. Execution of the Note.........................................................................6

Article III - Covenants of the Company............................................................................6
       Section 301. Payment of Principal and Interest.............................................................6
       Section 302. Corporate Existence...........................................................................7
       Section 303. Payment of Taxes and Other Claims.............................................................7
       Section 304. Dividends/Compensation........................................................................7
       Section 305. Corporate Existence; Foreign Qualification....................................................7
       Section 306. Books, Records and Inspections................................................................7
       Section 307. Compliance with Laws..........................................................................8
       Section 308. Maintenance of Permits........................................................................8
       Section 309. Capital Expenditures/Debt.....................................................................8

Article IV - Representations and Warranties.......................................................................8
       Section 401. Customer Contracts............................................................................8
       Section 402. Board of Directors............................................................................8
       Section 403. Organization, Etc.............................................................................8
       Section 404. Capital Stock; Stock Options..................................................................9
       Section 405. Corporate Authority...........................................................................9
       Section 406. Notes and Accounts Receivable.................................................................9
       Section 407. Actions, Suits, Etc...........................................................................9
       Section 408. Material Contracts...........................................................................10
       Section 409. Absence of Undisclosed Liabilities...........................................................11
       Section 410. Accuracy of Information......................................................................11
       Section 411. Real Estate Leases...........................................................................11
       Section 412. Personal Property Leases.....................................................................11
       Section 413. Intellectual Property........................................................................11

       Section 414. Trade Secrets................................................................................12
       Section 415. Software and Information Systems.............................................................12
       Section 416. Insurance....................................................................................12

Article V - Defaults; Remedies...................................................................................12
       Section 501. Events of Default............................................................................12
       Section 502. Acceleration of Maturity, Rescission and Annulment;
              Other Remedies.....................................................................................14
       Section 503. Collection of Indebtedness and Suits for Enforcement.........................................14
       Section 504. Lender May File Proofs of Claim..............................................................15
       Section 505. Application of Money Collected...............................................................15
       Section 506. Rights and Remedies Cumulative...............................................................16
       Section 507. Delay or Omission Not Waiver.................................................................16
       Section 508. Waiver of Stay or Extension Laws.............................................................16

Article VI - Reports by Company..................................................................................16
       Section 601. Annual Statement.............................................................................16
       Section 602. Reports by Company...........................................................................16
       Section 603. Quarterly Financial Reports..................................................................17

Article VII - Consolidation, Merger, Conveyance, Transfer , Sale or Lease........................................17
       Section 701. Company May Consolidate. etc., on Certain Terms..............................................17
       Section 702. Right of First Refusal of Lenders............................................................17

Article VIII - Redemption of Note by the Company.................................................................18
       Section 801. Right to Redeem..............................................................................18
       Section 802. Notice of Redemption.........................................................................18

Article IX - Right to Convert Note and/or Right to Purchase Stock................................................19
       Section 901. Rights Granted...............................................................................19
       Section 902. Anti-Dilution Rights of Lender...............................................................19
       Section 903. Manner of Exercise of Conversion Privilege...................................................19
       Section 904. Notice to Lender Prior to Certain Corporate Actions..........................................20
       Section 905. Reservation of Shares of Common Stock........................................................20
       Section 906. Taxes Upon Conversion........................................................................21
       Section 907. Covenants as to Common Stock.................................................................21
       Section 908. Piggyback Registration Rights................................................................21

Article X - Conditions Precedent.................................................................................21
       Section 1001. Conditions Precedent........................................................................21

                       CONVERTIBLE NOTE PURCHASE AGREEMENT


        This CONVERTIBLE NOTE PURCHASE AGREEMENT (the "Agreement") is made and effective as of October 27, 1998, by and between MICRO GENERAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 2510 Redhill Avenue, Santa Ana, California 92705, and DITO CAREE, L.P., a Nevada limited partnership ("Lender").

                                    RECITALS

        WHEREAS, Lender has agreed to make a series of loans to the Company; and

        WHEREAS, in order to evidence its agreement to repay said loans, the Company has duly authorized the issuance of two (2) separate convertible promissory notes, one in the principal amount of $900,000.00 and one in the principal amount of $14,100,000.00, and each of which permits the Lender to convert said note into a certain number of shares of the Company's common capital stock or to purchase a certain number of shares of the Company's common capital stock, and in connection therewith, the parties have authorized the execution and delivery of two (2) separate purchase agreements substantially in the form hereof, and

        WHEREAS, as contemplated hereinabove, the Company has, contemporaneously herewith, issued its convertible promissory note (the "Note") in the original principal amount of $900,000.00, and the Lender has agreed to purchase said Note; and

        WHEREAS, in order to set forth the terms and conditions upon which the
Note is to be issued by the Company and purchased by the Lender, the Company and Lender have duly authorized the execution and delivery of this Agreement; and

        WHEREAS, as an inducement to Lender to purchase the Note, whether or not the Company borrows the full amount of the Note, the Company has agreed to give Lender the right, but not the obligation, throughout the five (5) year term of the Note, to either convert all or a portion of the principal of the Note into, or to purchase directly from the Company, an aggregate of 200,000 shares of the Company's common stock five cent ($.05) par value common capital stock (the "Common Stock"), at $4.50 per share;

        WHEREAS, Lender has previously made loans to the Company on November 25, 1997 in the amount of $400,000 and on April 8, 1998 in the amount of $500,000 and now desires to forgive said loans and replace them with this Agreement and
Note it being understood that detachable warrants arising out of the November 25, 1997 loan and the April 8, 1998 loan will continue as obligations of the Company, it being understood that the Convertible Note Purchase Agreement and Promissory Note of August 1, 1996 remain in full force and effect;

        NOW, THEREFORE, for and in consideration of the premises and the mutual agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                 DEFINITIONS AND
                     OTHER PROVISIONS OF GENERAL APPLICATION

        SECTION 101. DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                (3) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

        "Administrative Agent" means CalWest Service Corporation, a California corporation, which shall act as agent for the Lenders.

        "Agreement" means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

        "Board of Directors" means either the board of directors of the Company or any duly authorized committee of the board of directors of the Company.

        "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of Los Angeles, California are authorized or required to close.

        "Common Stock" means the five cent ($.05) par value Common Stock of the Company as the same exists at the date of the execution of this Agreement or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided, however, that if at any time there shall be more than one such resulting class, the share of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

        "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to applicable provisions of this Agreement, and thereafter "Company" shall mean such successor corporation.

        "Conversion Notice" has the meaning specified in Sections 202 and 903 hereof.

        "Conversion Price" has the meaning specified in Section 901 hereof.

        "Corporation" includes corporations, associations, companies and business trusts.

        "Dollars" and "$" means the lawful money of the United States of America.

        "Event of Default" has the meaning specified in Section 501 hereof.

        "Executive Employee" means any employee of the Company who holds the title of Vice President or above.

        "Indebtedness" means money borrowed.

        "Lender," when used in the singular, means Dito Caree L.P.; and "Lenders," when used in the plural, means collectively Dito Caree L.P. and CalWest Service Corporation.

        "Interest Payment Date" has the meaning specified in Section 203 hereof.

        "Note," when used in the singular, means the Note executed by the Company and delivered to the Lender under this Agreement as specified in the recitals hereof; and "Notes," when used in the plural, means collectively the two Notes executed by the Company and delivered to the Lenders under this Agreement as specified in the recitals hereof.

        "Note Rate" has the meaning specified in Section 203 hereof.

        "Notice of Redemption" has the meaning specified in Section 802 hereof.

        "Officer's Certificate" means a certificate signed by the President of the Company and delivered to Lender describing with particularity the use of proceeds of an advance on the Note, representing that there are no defaults under this Agreement or the Note, or relating to such other matters as may be required hereunder.

        "Payment Date" shall mean an Interest Payment Date or a Principal Payment Date.

        "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        "Principal Payment Date" means any date on which a payment of principal and interest on the Note shall be due.

        "Redemption Date" has the meaning specified in Section 802 hereof.

        "Subsidiary" means any corporation more than fifty percent (50%) of the outstanding voting stock of which is at the time owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For purposes of this definition, the term "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

        "Vice President," when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

        SECTION 102. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        SECTION 103. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by either party shall bind its successors and assigns, whether so expressed or not. Any act or proceeding by any provision of this Agreement authorized or required to be done or performed by any board, committee or officer of either party shall and may be done and performed with like force and effect by the board, committee or officer of any corporation that shall at the time be the lawful sole successor of either party.

        SECTION 104. SEVERABILITY CLAUSE. In case any provision in this Agreement or in the Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        SECTION 105. BENEFITS OF AGREEMENT. Nothing in this Agreement or in the Note, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder any benefit or any legal or equitable right, remedy or claim under this Agreement.

        SECTION 106. GOVERNING LAW. Each of this Agreement and the Note shall be governed by and construed in accordance with the laws of the State of California.

        SECTION 107. LEGAL HOLIDAYS. In any case where the date of maturity of or interest on or principal of the Note or the date fixed for redemption or for purchase of the Note or the last day on which Lender has the right to convert the Note shall not be a Business Day then (notwithstanding any other provision of this Agreement or of the Note) payment of such interest, premium or principal or conversion of the Note need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption or for purchase or the last day for conversion, and interest shall accrue for the period from and after such date of maturity or date fixed for redemption or for purchase or last day for conversion to such next succeeding Business Day.

        SECTION 108. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, including facsimile counterparts, each of which shall be an original, but all of which counterparts shall together constitute one and the same instrument.

        SECTION 109. ATTORNEYS' FEES. Should suit be filed seeking enforcement or interpretation of this Agreement and/or the Note, the prevailing party in any such action shall be entitled to receive in addition to any other sums awarded to such party, attorneys' fees and all other costs of collection actually incurred in such action.

        SECTION 110. NOTICES. All notices or other communications required or permitted hereunder shall be in writing, and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, overnight courier, or by facsimile, addressed to the parties as set forth herein. Any such notice shall be deemed received upon the earlier of (a) if personally delivered, the date of delivery to the address of the person to receive such notice, (b) if mailed, four (4) business days after the date of posting by the United States post office, (c) if given by overnight courier, upon receipt by the person to receive such notice, or (d) if sent by facsimile, when sent.

              To the Company:    Micro General Corporation
                                 2510 Redhill Avenue
                                 Santa Ana, California   92705
                                 Attn: President
                                 Facsimile: 949/477-6802

              To Lender:         Dito Caree L.P.
                                 3735 Howard Hughes Parkway, Suite 200
                                 Las Vegas, Nevada 89109

Any notice, request, demand, direction or other communication sent by telecopy must be confirmed within forty-eight (48) hours by letter mailed or delivered in accordance with the foregoing. Notice of change of address shall be given by written notice in the manner detailed in this Section 110. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent.

                                   ARTICLE II

                                    THE NOTE

       SECTION 201. FORM GENERALLY. The Note shall be in substantially the form set forth on Exhibit "A" attached hereto, but with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable securities laws.

        SECTION 202. CONVERSION NOTICE. A Conversion Notice, substantially in the form of Exhibit "B" attached hereto, shall be attached to the Note and shall be used by Lender to exercise the right to convert the Note into Common Stock.

        SECTION 203. DESIGNATION, AMOUNT AND ISSUANCE OF THE NOTE.

                (a) The Note shall be designated as a "convertible note" of the Company, and shall be one of two (2) such "convertible notes," to-wit, the Notes that are the subject of this Agreement, one in the face amount of Nine Hundred Thousand Dollars ($900,000.00) and the other in the face amount of Fourteen Million One Dollars ($14,100,000.00); provided, however, that following the repayment of $7,816,000 in short term borrowings owed to CalWest Service Corporation further disbursements of principal under the Note shall be limited to no more than $250,000.00 per disbursement during the term of the Note to be approved by Lender upon each disbursement request, and Lender shall have no obligation to make any disbursement under the Note until it shall have received an Officer's Certificate with respect to each such disbursement in compliance with the requirements of Section 1001(a) hereof.

                (b) The Note shall be dated the date of its issue and shall bear simple interest from the date thereof at the rate of ten percent (10%) per annum (the "Note Rate"), and shall be payable as follows: Accrued interest only on the principal amount of the Note shall be payable quarterly in arrears during the first five (5) years of the term thereof commencing October 27, 1998 (each, an "Interest Payment Date"). The entire unpaid balance of the Note, including principal and any accrued but unpaid interest, shall be due and payable on October 27, 2003.

        SECTION 204. EXECUTION OF THE NOTE. The Note shall be executed on behalf of the Company by its President or one of its Vice Presidents, under its corporate seal reproduced thereon.


                                   ARTICLE III

                            COVENANTS OF THE COMPANY

        For so long as this Agreement shall remain in effect, the Company covenants that:

        SECTION 301. PAYMENT OF PRINCIPAL AND INTEREST. It will duly and punctually pay the principal of and interest on the Note at the place, at the respective times and in the manner provided in the Note; and each installment of principal and/or interest on the Note shall be paid by mailing checks or wire transferring funds for the amount due to Lender in a manner reasonably calculated to cause such funds to be received on or prior to a Payment Date.

        SECTION 302. CORPORATE EXISTENCE. Subject to Article VII hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

        SECTION 303. PAYMENT OF TAXES AND OTHER CLAIMS. The Company has paid and will in the future pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or property of the Company, and (b) all lawful claims against the Company for labor, materials and supplies which in the case of either clause (a) or (b) of this Section 303, if unpaid, might by law become a lien upon its property; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

        SECTION 304. DIVIDENDS/COMPENSATION. It shall not (a) declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of its capital stock (now or hereafter outstanding) of the Company or on any warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Company, or apply any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of any shares of any class of capital stock (now or hereafter outstanding) of the Company or any option, warrant or other right to acquire shares of the Company's capital stock, or (b) make any deposit for any of the foregoing purposes. No additional salary, bonus or other cash or non-cash compensation shall be paid to any of the Company's Executive Employees in an amount greater than the amount set forth in any existing employment contracts with such individuals, or, in the case of "at-will" Executive Employees, any increase in the compensation paid for such Executive Employees shall require the prior written approval of the Company's Board of Directors and the Administrative Agent, which approval will not be unreasonably withheld. No non-cash compensation shall be paid to any employees of the Company without the prior written approval of the Company's Board of Directors and the Administrative Agent, which approval will not be unreasonably withheld.

        SECTION 305. CORPORATE EXISTENCE; FOREIGN QUALIFICATION. It will do and cause to be done at all times all things necessary to (a) maintain and preserve the corporate existence of the Company (b) be duly qualified to do business and in good standing as foreign corporations in each jurisdiction where the nature of its business makes such qualification necessary, and (c) comply with all contractual obligations and requirements of law binding upon it.



        SECTION 306. BOOKS, RECORDS AND INSPECTIONS. It shall:

                (a) maintain, and cause each of its Subsidiaries, if any, to maintain complete and accurate books and records;

                (b) permit, and cause each of its Subsidiaries, if any, to permit access at reasonable times by Lender to its books and records;

                (c) permit, and cause each of its Subsidiaries, if any, to permit Lender to inspect at reasonable times its properties and operations; and

                (d) permit, and cause each of its Subsidiaries, if any, to permit Lender to discuss its business, operations and financial condition with its officers and employees or with its outside auditors.

        SECTION 307. COMPLIANCE WITH LAWS. It shall comply with all federal, state and local laws, rules and regulations related to its businesses;

        SECTION 308. MAINTENANCE OF PERMITS. It shall maintain all permits, licenses and consents as may be required for the conduct of its business by any state, federal or local government agency or instrumentality.

        SECTION 309. CAPITAL EXPENDITURES/DEBT. It shall not, without the express prior written consent of Lender, (a) make any capital expenditures not made with the proceeds of the sale of the Note, and the use of all proceeds for capital expenditures shall be substantially as described in the Officer's Certificate applicable thereto, or (b) other than the Note or any other "convertible note" as referenced in Section 203(a) hereof, incur any new Indebtedness, liability or obligation to any third party.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

        The Company hereby represents and warrants as follows to Lender:

        SECTION 401. CUSTOMER CONTRACTS. The Company represents and warrants to Lender that, as of the date hereof, to its knowledge all contracts and agreements between it and purchasers of its goods and services (whether payable in cash or in kind) are valid and in full force and effect, all amounts due and owing to the Company thereunder have been paid, no default exists either on the part of the Company or of any other party to any such contract and that the list of such contracts appearing on Schedule 401 attached hereto is true, accurate and complete;

        SECTION 402. BOARD OF DIRECTORS. As of the date hereof, the list of Directors making up its Board of Directors set forth on Schedule 402 attached hereto is true, accurate and complete, and all such Directors have been duly elected by valid shareholder action in the manner required by the Certificate of Incorporation and/or the Bylaws of the Company;

        SECTION 403. ORGANIZATION, ETC. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has no active Subsidiaries at the date hereof. The company has corporate power to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated, and its business is now conducted, and the Company has complied in all material respects with all material federal, state and local laws with respect to the operation and the conduct of its business. Copies of the Certificate of Incorporation and all amendments thereto, bylaws as amended and currently in force, stock records and corporate minutes and records of the Company heretofore made available to Lender are complete and correct at the date hereof;

        SECTION 404. CAPITAL STOCK; STOCK OPTIONS.

                (a) The Company has authorized capital stock consisting of 10,000,000 shares of Common Stock, five cent ($.05) par value, of which 6,910,452 shares are issued and outstanding as of October 27, 1998, and 1,000,000 shares of Preferred Stock, five cent ($.05) par value, none of which are issued or outstanding. All of the issued and outstanding shares of Common Stock are duly authorized and validly issued, fully-paid and nonassessable, were offered, issued and sold in accordance with applicable federal and state securities laws, and there are no preemptive rights in respect thereof. There are no other classes of stock of the Company other than the Common Stock and Preferred Stock.

                (b) There are no outstanding options, warrants, rights, calls, commitments, conversion rights, plans or other agreements or instruments of any character providing for the purchase or other acquisition by the holders thereof or issuance of any company securities of any description, except as set forth on
Schedule 404(b) attached hereto.

        SECTION 405. CORPORATE AUTHORITY. The Company has full legal right and corporate power and authority, without the consent of any other person, to make, execute, deliver and perform this Agreement and the transactions contemplated hereby, and the execution, delivery and performance of this Agreement by the Company has been duly authorized by all necessary corporate action of the Company.

        SECTION 406. NOTES AND ACCOUNTS RECEIVABLE. To its knowledge, all notes receivable and accounts receivable are valid obligations of the respective makers thereof, are as set forth on Schedule 406 attached hereto; except as disclosed in such Schedule 406, are not subject to any valid offset or counterclaim; and are not subject to any assignment, claim, lien or security interest.

        SECTION 407. ACTIONS, SUITS, ETC. There are no actions, suits, claims, complaints, charges, hearings, investigations, arbitrations (or other dispute resolution proceedings) or other proceedings pending or, to its knowledge, threatened against, by or affecting the Company in any court or panel or before any arbitrator or governmental agency, domestic or foreign, other than (a) actions related to garnishments of employee wages, or (b) routine matters covered by insurance. The Company has not been charged with, and to its knowledge is not under investigation with respect to, any charge concerning any violation of any provision of any federal, state or other applicable law or administrative regulation with respect to its business. There are no judgments unsatisfied against the Company and no consent decrees to which the Company is subject. The Company is not involved in or threatened with any labor dispute which could have a material adverse effect on the business and operations of the Company.

        SECTION 408. MATERIAL CONTRACTS. Schedule 408 attached hereto sets forth an accurate, correct and complete list of all instruments, commitments, agreements, arrangements and understandings related to its business to which the Company is a party or bound, or pursuant to which the Company is a beneficiary, meeting any of the descriptions set forth below (the "Material Contracts"):

                (a) Real estate leases, personal property leases, licenses of intellectual property, technical information or software, employment contracts and benefit plans;

                (b) Any contract for capital expenditures or for the purchase of goods or services in excess of $5,000;

                (c) Any instrument evidencing indebtedness (other than routine purchase orders), any liability for borrowed money, any obligation for the deferred payment of the purchase price for property in excess of $5,000 (excluding normal trade payables), or any instrument guaranteeing any indebtedness, obligation or liability;

                (d) Any advertising contract not terminable without payment or penalty on thirty (30) days (or less) notice;

                (e) Any license or royalty agreement;

                (f) Any contract for the purchase or sale of any assets in excess of $5,000 other than in the ordinary course of business or granting an option or preferential rights to purchase or sell any assets in excess of $5,000;

                (g) Any contract containing covenants not to compete in any line of business or with any person in any geographical area;

                (h) Any contract relating to the acquisition of a business or the equity of any other person;

                (i) Any other contract, commitment, agreement, arrangement or understanding related to its business which provides for payment or performance by any party thereto having an aggregate value of $5,000 or more, and is not terminable without payment or penalty on thirty (30) days (or less) notice.

Accurate, correct and complete copies of each such contract have been made available to Lender. Each contract is in full force and effect and is valid, binding and enforceable as to the Company in accordance with its terms. The Company and, to the Company's knowledge, each other party has complied in all material respects with all material commitments and obligations on its part to be performed or observed under each such contract. The Company has not received any written or, to its knowledge, other notice of a default, offset or counterclaim under any contract, or any other written or, to its knowledge, other communication calling upon the Company to comply with any provision of any contract or asserting noncompliance by the Company.

        SECTION 409. ABSENCE OF UNDISCLOSED LIABILITIES. To its knowledge, the Company does not have any indebtedness, liability or obligation of any nature, whether absolute, accrued, contingent or otherwise, related to or arising from the operation of its business or the ownership, possession or use of any assets, except as set forth on Schedule 409 attached hereto.

        SECTION 410. ACCURACY OF INFORMATION. None of the information furnished by the Company to Lender in writing shall contain any untrue statement of a material fact or shall omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading.

        SECTION 411. REAL ESTATE LEASES. Schedule 411 attached hereto sets forth an accurate, correct and complete list of all real estate which is leased or subleased by the Company, including identification of the lease or sublease, street address, and list of material contracts, agreements, leases, subleases, options and commitments, oral or written, affecting such real estate or any interest therein to which the Company is a party or by which the Company is bound (the "Real Estate Leases"). The Company has made available to Lender accurate, correct and complete copies of each Real Estate Lease and no default exists under any Real Estate Lease.

        SECTION 412. PERSONAL PROPERTY LEASES. Schedule 412 attached hereto contains an accurate, correct and complete list of each lease of personal property used in the business which provides for annual lease payments in excess of $5,000 (the "Personal Property Leases"). The Company has made available to Lender accurate, correct and complete copies of each Personal Property Lease and no default exists under any Personal Property Lease.

        SECTION 413. INTELLECTUAL PROPERTY. Schedule 413 attached hereto contains an accurate, correct and complete list and summary description of all patents, trademarks, trademark rights, trade names, trade styles, trade dress, service marks, copyrights and applications for any of the foregoing utilized by the business (the "Intellectual Property"). During the preceding five (5) years, the Company has not been known by or done business under any name other than Micro General Corporation. Schedule 413 contains an accurate, correct and complete list and summary description of all licenses and other agreements relating to any Intellectual Property. Except as set forth on Schedule 413, with respect to the Intellectual Property, (a) the Company is the sole and exclusive owner and, to the knowledge of the company, has the sole and exclusive right to use the Intellectual Property; (b) no action, suit, proceeding or investigation is pending or, to the Company's knowledge, threatened; (c) to the knowledge of the Company, none of the Intellectual Property interferes with, infringes upon, conflicts with or otherwise violates the rights of others or is being interfered with or infringed upon by others, and none is subject to any outstanding order, decree, judgment, stipulation or charge; (d) there are no royalty, commission or similar arrangements, and no licenses, sublicenses or agreements, pertaining to any of the Intellectual Property; (e) the Company has not agreed to indemnify any person for or against any infringement of or by the Intellectual Property; and (f) the

Intellectual Property constitutes all such assets, properties and rights which are used in or necessary for the conduct of its business. To the knowledge of the Company, the operation of its business by the Company after the date hereof, in the manner and geographic areas in which its business is currently conducted by the Company or is to be conducted as a result of its plans to expand its business into other geographic areas, will not interfere with or infringe upon any currently issued United States Letters Patent or trademarks currently registered in the Primary Register of the United States Patent and Trademark Office. The Company is not subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local or other governmental agency or instrumentality, domestic or foreign, or any arbitrator, and has not entered into or is not a party to any contract which restricts or impairs the use of any Intellectual Property.

        SECTION 414. TRADE SECRETS. Schedule 414 attached hereto contains an accurate, correct and complete list and summary description of all information in the nature of proprietary information, including databases, compilations of information, copyrightable material and technical information, if any, relating to its business "Technical Information"). The Company has the right to use the Technical Information by virtue of ownership or by virtue of the license agreements identified in Schedule 414. The Company has no knowledge of any violation of any trade secret rights or copyrights with respect to such Technical Information.

        SECTION 415. SOFTWARE AND INFORMATION SYSTEMS. The Company has the right to use all electronic data processing systems, information systems, hardware, computer software programs, indexes, program specifications, charts, procedures, source codes, input data, routines, data bases and report layouts and formats, record file layouts, diagrams, functional specifications and narrative descriptions, flow charts and other related material (if any) used in and reasonably necessary for the conduct of its business (collectively the "Software"). Schedule 415 attached hereto contains an accurate, correct and complete summary description of all Software (other than non-proprietary commercially available Software).

        SECTION 416. INSURANCE. Set forth on Schedule 416 attached hereto is a true, accurate and complete list of all policies of insurance currently in force in which the Company is named as insured, loss payee, or additional insured, premiums on all of such policies have been paid, and copies of all policies have been delivered to Lender at the date hereof, and Lender has been named as loss payee or additional insured on all such policies on which such coverage is available.


                                    ARTICLE V

                               DEFAULTS; REMEDIES

        SECTION 501. EVENTS OF DEFAULT. "Event of Default," wherever used herein with respect to the Note, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

        (a) BY THE COMPANY.

                (1) default in the payment of any installment of principal and/or interest on the Note as and when it becomes due and payable, whether by virtue of the terms of the Note as to payments of principal and/or interest, at maturity, in connection with any redemption, or otherwise and the passage of seven (7) days following written notice thereof to the Company; or

                (2) default in the performance, or breach, of any material covenant, representation or warranty of the Company in this Agreement and the passage of thirty (30) days following written notice thereof to the Company, or, if such default cannot be cured within such thirty (30) days, commencement of the cure of such default within such thirty (30) days and diligent prosecution of such cure to completion; or

                (3) the entry by a court having jurisdiction in the premises of
(A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of all or substantially all of its property, or ordering the winding up or liquidation of its affairs, and-the continuance of any such decree or order for relief or for any such other decree or order unstayed and in effect for a period of 45 consecutive days;

                (4) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, other consent by it to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the company or of all or substantially all of its property, or the making by it of a general assignment for the benefit of creditors; or

                (5) until all sums due under the Note have been repaid, or any increase by the Company of the number of members of its Board of Directors to a number greater than the number who hold office at the time of execution of the Note, or any change in the actual members of the Company's Board of Directors, without the prior written consent of the Lender; or

                (6) the failure of the Company to provide any information or report to Lender required to be provided pursuant to Article VI hereof and the passage of thirty (30) days following written notice thereof to the Company, or, if such default cannot be cured within such thirty (30) days, commencement of the cure of such default within such thirty (30) days and diligent prosecution of such cure to completion.

                (b) BY THE LENDER. The failure of the Lender to fund pursuant to
Section 203(a) hereof in the event that a proper Officer's Certificate pursuant to Section 1001(a) is received and the Company is in compliance with all covenants of this Agreement and the Note.

        SECTION 502. ACCELERATION OF MATURITY, RESCISSION AND ANNULMENT; OTHER REMEDIES.

                (a) LENDER'S REMEDIES.

                        (i) Upon the occurrence of an Event of Default under any event described in Section 501(a) (other than an Event of Default described in Sections 501(a)(4) and 501(a)(5) hereof), then in every such case Lenders may declare the principal amounts of the Notes to be due and payable immediately, by a notice in writing to the Company and upon any such declaration such principal amounts shall become immediately due and payable. The Company specifically acknowledges and agrees that the occurrence of any Event of Default under any event described in Section 501(a) hereof will automatically cause all existing Notes to be in default, and all Events of Default under all Notes must be cured before any one Event of Default shall be deemed cured.

                        (ii) At any time after such a declaration of acceleration with respect to the Note has been made and before a judgment or decree for payment of the money due has been obtained by Lender as hereinafter in this Article provided, Lender may, by written notice to the Company, rescind and annul such declaration and its consequences if, (1) the Company has paid to Lender a sum sufficient to pay (A) all overdue interest on the Note, (B) the principal on the Note which has become due otherwise than by such declaration of acceleration and interest thereon at the Note Rate, (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the Note Rate, and (D) all sums paid or advanced by Lender hereunder and the actual compensation, expenses, disbursements and advances of Lender, its agents and counsel; and (2) all Events of Default with respect to the Note, other than the nonpayment of the principal of the Note which has become due solely by such declaration of acceleration, have been cured or waived by Lender. No such rescission shall affect any subsequent default or impair any right consequent thereon. In the case of any Event of Default described in Section 501(a)(4) or 501(a)(5), all unpaid principal of and accrued interest on the Note shall be due and payable immediately without any declaration or other act on the part of Lender.

                        (iii) Obligations of this Note are secured by the Security Agreement dated August 1, 1996.

                (b) THE COMPANY'S REMEDIES. Upon the occurrence of an Event of Default as described in Section 501(b) hereof, then the option amount referred to in Section 901 hereof shall be limited to a number equal in value to the amount already funded.

        SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT.

                (a) The Company covenants that if default is made in the payment of any principal and/or interest on the Note when such principal and/or interest becomes due and payable, whether at a time specified in the Note, at maturity of the Note or in connection with any redemption or otherwise, the Company will, upon demand of Lender, pay to it the whole amount then due and payable on the Note for principal and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and-on any overdue interest, at the Note Rate, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of Lender, its agents and counsel, it being understood that as to the Lenders, any payments will be applied on a pro rata basis among the Lenders based on each Lender's respective Note amount. If the Company fails to pay such amounts forthwith upon such demand, Lender may prosecute a proceeding to judgment or final decree and may enforce the same against the Company or any other obligor on the Note and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or of any other obligor on the Note, wherever situated, it being understood that any monies collected shall be applied on a pro rata basis among the Lenders based on each Lender's respective Note. In addition, Lender may give notice to customers of the Company that all payments under contracts listed on Schedule 401 shall, until further notice, be paid directly to Lender, and the Company consents to each such notice.

                (b) If an Event of Default with respect to the Note occurs, Lender may in its discretion proceed to protect and enforce its rights by such appropriate judicial proceedings as it shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Agreement or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

        SECTION 504. LENDER MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or of any other obligor on the Note or the property of the Company or of such other obligor or their creditors, Lender (irrespective of whether the principal of the Note shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether it shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                (a) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Note and to file such other papers and documents as may be necessary or advisable in order to have the claims of Lender (including any claim to the right to own Common Stock or for the reasonable compensation, expenses, disbursements and advances of Lender, its agents and counsel) allowed in such judicial proceeding, and

                (b) to collect and receive any monies or other property payable or deliverable on any such claims.

        SECTION 505. APPLICATION OF MONEY COLLECTED. Any money collected by Lender pursuant to this Article V shall be applied in the following order, at the date or dates fixed by Lender and, in case of the distribution of such money on account of principal or interest, upon presentation of the

Note and the notation thereon of the payment if only partially said and upon surrender thereof if fully paid:

                First: To the costs and expenses of Lender in collecting sums due it hereunder;

                Second: To the payment of the amounts then due and unpaid first for interest on and then for principal of all outstanding Notes, applied on a pro rata basis among the Lenders based on each Lender's respective Note; and

                Third: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

        SECTION 506. RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        SECTION 507. DELAY OR OMISSION NOT WAIVER. No delay or omission of Lender to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default. Every right and remedy given by this Article V or by law may be exercised from time to time, and as often as may be deemed expedient by Lender.

        SECTION 508. WAIVER OF STAY OR EXTENSION LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to Lender, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                               REPORTS BY COMPANY

        SECTION 601. ANNUAL STATEMENT. The Company will deliver to Lender, within 30 days after the end of each fiscal year of the Company, an Officer's Certificate stating that to the best of such officer's knowledge, the Company has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation and such default is continuing, specifying each such default of which such officer has knowledge, and the nature and status thereof.

        SECTION 602. REPORTS BY COMPANY. The Company shall file with Lender, such information, documents and other reports, and such summaries thereof, as Lender shall request, immediately upon request, but without request the Company shall deliver to Lender audited financial statements of the Company prepared by independent certified public accountants ("Accountants") within ninety (90) days of the end of each Company fiscal year.

        SECTION 603. QUARTERLY FINANCIAL REPORTS. Throughout the term of this Agreement and for so long as any amount remains unpaid under the Note, the Company shall furnish Lender with copies of its quarterly financial reports no later than forty-five (45) days following the end of the subject fiscal quarter.


                                   ARTICLE VII

           CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER, SALE OR LEASE

        SECTION 701. COMPANY MAY CONSOLIDATE. ETC., ON CERTAIN TERMS. The Company shall not consolidate with or merge into any other corporation or convey, transfer, sell or lease its properties and assets as, or substantially as, an entirety to any Person, issue any capital stock (including Common Stock) of the Company unless (a) prior to such transaction Lender has released in writing its Right of First Refusal as required by Section 702 hereof, and (b) upon any such consolidation, merger, sale, conveyance or exchange of or by the Company, (i) the Company is the continuing corporation and the Company's Common Stock outstanding immediately prior to the merger is not exchanged for securities, cash or other property of another corporation, (ii) there is an exchange of the Note for other securities in connection with such transaction, or (iii) the due and punctual payment of the principal of and interest on, the Note, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of the Agreement to be performed by the Company, are expressly assumed by a note supplemental to the Note by the corporation formed by such consolidation, or whose securities, cash or other property will immediately after the merger be owned, by virtue of the merger, by the holders of Common Stock of the Company immediately prior to the merger, or by the corporation that shall have acquired such property or securities. Furthermore, the Company shall not consolidate with or merge into any other corporation or convey, transfer, sell or lease its properties and assets as, or substantially as, an entirety to any Person, or enter into any statutory exchange of securities with another corporation, unless the Right of First Refusal has been released and unless immediately after giving effect to such transaction no Event of Default shall have occurred and be continuing, and the Company shall have delivered to Lender an Officer's Certificate stating that such transaction and such supplemental agreement comply with this Agreement.

        SECTION 702. RIGHT OF FIRST REFUSAL OF LENDERS. For so long as any amounts due under the Note shall be outstanding, Lenders shall have and retain the first option to purchase any and all assets of the Company and any and all capital stock (including Common Stock) of the Company, upon the same terms and subject to the same conditions as may be offered to the Company by a third party for such assets or capital stock; provided, however, that any non-cash consideration offered for any such assets or capital stock shall be given its then current market value in cash and Lenders shall have the opportunity to pay the amount of such cash in lieu of any non-cash consideration offered by a prospective owner of any assets or capital stock on a pro rata basis as to the Lenders' exercise of that right. Immediately upon receipt of any offer to purchase any assets or capital stock, or upon determining that the Company desires to sell any assets or capital stock, the Company shall immediately notify Lenders of the assets and/or capital stock proposed to be bought and sold, and of the terms of such proposed purchase and sale. Within twenty (20) days of being so notified, Lenders shall notify either the Company and/or the owner of the capital stock in question that they (or any one of them) will exercise the right of first refusal granted herein ("Right of First Refusal"), or, in the alternative, that they (or any one of them) thereby release such Right of First Refusal and consents to the sale of the assets or capital stock on the terms described. Any change in such terms shall give each Lender the right to once again exercise or release its Right of First Refusal within an additional time period identical to that specified above.


                                  ARTICLE VIII

                        REDEMPTION OF NOTE BY THE COMPANY

        SECTION 801. RIGHT TO REDEEM. The Company may, at its option, redeem all or, from time to time, any part of the Note, on any date prior to maturity, in the manner specified in this Article VIII, at the original principal amount thereof, plus accrued and unpaid interest, if any, to the date fixed for redemption, but no such redemption shall in any way impair the right of Lender to convert the Note into shares of Common Stock as specified in this Agreement or in the Right of First Refusal granted hereunder.

        SECTION 802. NOTICE OF REDEMPTION.

                (a) In case the Company shall desire to exercise its right to redeem all or any part of the Note pursuant to Section 801 hereof, it shall fix a date for redemption (a "Redemption Date"), shall notify Lenders in writing of such date, and shall mail or cause to be mailed a notice of such redemption (a "Notice of Redemption") at least ten (10) and not more than thirty (30) days prior to the date fixed for redemption to Lenders at their principal executive offices. Such mailing shall be by first class mail. The Company agrees to exercise said right of redemption on an equitable and pro rata basis among the Lenders.

                (b) The Notice of Redemption shall specify the principal amount of the Note to be redeemed, the Redemption Date for the Note, and the Redemption Price at which the Note is to be redeemed, and shall state that payment of the Redemption Price of the Note or portions thereof to be redeemed will be made on surrender of the Note to be redeemed, that interest accrued to such Redemption Date will be paid as specified in such notice, and that from and after such date interest thereon will cease to accrue. In the event of full redemption of the Note, such Notice of Redemption shall also state that the right to convert the Note or portion thereof into Common Stock will expire at the close of business on October 27, 2003.

                (c) On or prior to each Redemption Date specified in each Notice of Redemption given as provided in this Section 802, the Company will pay to Lender an amount of money sufficient to redeem on such Redemption Date the Note or portion thereof so called for redemption at the appropriate Redemption Price, together with accrued interest to the Redemption Date.

                (d) If the Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the date fixed for redemption at the Note Rate and the Note shall remain convertible into Common Stock until October 27, 2003, or until all amounts due under the Note have been repaid in full.


                                   ARTICLE IX

              RIGHT TO CONVERT NOTE AND/OR RIGHT TO PURCHASE STOCK

        SECTION 901. RIGHTS GRANTED. Subject to and upon compliance with the provisions of this Article IX, and specifically Section 902 hereof, Lender shall have the right, at its option, at any time or from time to time on or prior to the close of business on October 27, 2003, to convert the principal amount of the Note up to a value of $900,000.00 into, an aggregate of 200,000 shares of Common Stock at a price of $4.50 per share (the "Conversion Price")or to pay in cash in an amount up to $900,000.00.

        SECTION 902. ANTI-DILUTION RIGHTS OF LENDER. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the conversion privilege set forth in Section 901 hereof, but will at all times in good faith carry out the provisions and intent of
Section 901 and take all such action as may be necessary or appropriate to protect against impairment of the rights of Lender to convert the Note into, or to purchase, Common Stock. In the event that, at any time prior to full exercise by Lender of its right to purchase such Common Stock, the Company shall sell or otherwise transfer any Common Stock, the Company undertakes and agrees to make any adjustments that may be necessary to permit Lender to purchase an equal number of shares of the Common Stock for a per share price equal to the per share price paid by such other purchaser or transferee, including, if necessary, refunding to Lender any sums necessary to cause Lender to receive the benefit of this Section 902, such benefit to survive the repayment of the Note and to be applicable with respect to issuances of Common Stock until October 27, 1998. Nothing in this Section 902 shall be interpreted to permit or require any increase in the consideration to be paid by Lender in exchange for 200,000 shares of the Common Stock.

        SECTION 903. MANNER OF EXERCISE OF CONVERSION PRIVILEGE. In order to exercise the conversion privilege, Lender shall surrender the Note, duly endorsed or assigned to the Company or in blank, at the office of the Company, together with the Conversion Notice duly executed, that Lender elects to convert the Note or the portion thereof specified in said Conversion Notice or, alternatively, that Lender will purchase such Common Stock. Such Conversion Notice shall also state the name or names, together with the address or addresses in which the certificate or certificates for shares of Common Stock which shall be issuable in such conversion or purchase shall be issued as promptly as practicable after the surrender of the Note and the receipt of such Conversion Notice, the Company shall issue and deliver to Lender, or on Lender's written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of the Note or portion thereof in accordance with the provisions of this Article IX. In case the Note shall be surrendered for partial conversion, the Company shall execute and deliver to or upon the order of Lender, at the expense of the Company, a new note or notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note. Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the Note shall have been surrendered and such Conversion Notice received by the Company as aforesaid, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion or purchase shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date.

        SECTION 904. NOTICE TO LENDER PRIOR TO CERTAIN CORPORATE ACTIONS. In case:

                (a) the Company shall authorize the granting to the holders of its Common Stock generally of rights, warrants or options to subscribe for or purchase any shares of stock of any class or of any other rights; or

                (b) there shall be any reorganization or reclassification of the Common Stock (other than a change in the par value of the Common Stock), or any permissible consolidation or merger to which the Company is a party, or any permissible conveyance, transfer, sale or lease of the Company's properties and assets as, or substantially as, an entity; or

                (c) there shall be a voluntary or in-voluntary dissolution, liquidation or winding-up of the Company;

then the Company shall cause to be given to Lender, in the manner provided in
Section 110 hereof, and with respect to the events described in subsections (a),
(b) and (c) of this Section 904, as promptly as possible, but in any event at least twenty (20) days prior to the applicable date hereinafter specified, a notice stating (i) the date on which the Company expects to file a Registration Statement covering the Common Stock, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation, or winding-up is expected to become effective or occur, and, if applicable, the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation, or winding-up, subject to compliance with the Right of First Refusal required by Section 702 hereof.

        SECTION 905. RESERVATION OF SHARES OF COMMON STOCK. The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock, for the purpose of effecting conversion of the Note, the full number of shares of Common Stock deliverable upon the conversion of the Note.

        SECTION 906. TAXES UPON CONVERSION. The Company will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of the Note pursuant hereto.

        SECTION 907. COVENANTS AS TO COMMON STOCK. The Company covenants that all shares of Common Stock which may be delivered upon conversion of the Note will, upon delivery, be duly and validly issued and fully paid and non-assessable, free of all liens and charges and not subject to any preemptive rights.

        SECTION 908. PIGGYBACK REGISTRATION RIGHTS. If the Company shall determine to register any of its securities, either for its own account or for the account of a security holder or holders, other than a registration relating solely to employee benefit plans, or a registration on any registration form that does not permit secondary sales, the Company will promptly give to Lender written notice thereof and use its best efforts to include in such registration (and any related qualification under applicable Blue Sky laws or other compliance), and any underwriting involved therein, Common Stock specified in a written request made by Lender within twenty (20) days after the written notice of the Company provided for above is given. Such written request may specify all or a part of Lender's Common Stock. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the company shall so advise as a part of the written notice given as required above. In such event the right of Lender to registration shall be conditioned upon Lender's participation in such underwriting and the inclusion of its Common Stock in the underwriting. Lender shall enter with the Company into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company. Notwithstanding the above, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, the representative may exclude Lender's Common Stock from, or limit the number of shares of Lender's Common Stock to be included in, the registration and underwriting. The number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account, then to Lender to the extent of securities it has elected to sell for its own account, and thereafter to all other owners of Common Stock with the right to participate in such registration and underwriting pro rata in proportion to the percentage of all outstanding Common Stock owned by each such Person immediately prior to commencement of such registration and underwriting. If any Person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Common Stock or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration or if the number of shares of Common Stock to be included in such registration is increased during the period of such registration, the Company shall offer first to Lender and then, if additional shares may be sold in the registration to all other Persons who have retained the right to include securities in the registration, the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the Persons requesting additional inclusion pro rata in proportion to the percentage that each Person's Common Stock represents of the total amount of Common Stock owned by all such Persons prior to commencement of such registration and underwriting.

                                    ARTICLE X

                              CONDITIONS PRECEDENT

        SECTION 1001. CONDITIONS PRECEDENT. The obligation of Lender to purchase the Note(s) and to make all individual disbursements thereunder is expressly conditioned upon the following:

                (a) The Lender's receipt from the Company, in each instance, of an Officer's Certificate signed by its President satisfactory to Lender in which such President represents and warrants to Lender on behalf of the Company that
(1) use of the proceeds from any disbursement of principal of the Note is shall be dedicated to such corporate uses as the Company's Board of Directors may deem proper; and (2) there are no defaults under this Agreement or the Note; and.

                (b) The Lender's receipt of a Certificate of Good Standing certified by the Secretary of State of the State of Delaware as to the corporate status of the Company.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, and their respective seals to be hereunto fixed and attested, all as of the day and year first above written.


                                            MICRO GENERAL CORPORATION
                                            (the "Company")



                                            By: ________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            DITO CAREE L.P. ("Lender")



                                            By: ________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                   EXHIBIT "A"

                            MICRO GENERAL CORPORATION
                                CONVERTIBLE NOTE
                               (MULTIPLE ADVANCES)

$900,000.00                                                   Irvine, California
                                                                October 27, 1998


        MICRO GENERAL CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor corporation or corporations under the Agreement hereinafter referred
to), for value received, hereby promises to pay to Dito Caree L.P., a Nevada limited partnership, at its office at 3735 Howard Hughes Parkway, Suite 200, Las Vegas, Nevada 89109 ("Lender"), or order, principal sum of Nine Hundred Thousand Dollars ($900,000.00), or so much thereof as shall have been disbursed by Lender and which at that time remains unpaid, together with simple interest thereon from the date hereof at the rate of ten percent (10%) per annum, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, payable as follows:
Accrued interest only on the principal amount hereof shall be payable quarterly in arrears during the first five (5) years of the term hereof commencing October 27, 1998. Thereafter, on October 27, 2003 the entire unpaid balance of this Note, including principal and accrued but unpaid interest, shall be due and payable.

        This Note may be prepaid in whole or in part at any time with the prior written consent of Lender so long as the Company gives ten (10) days' prior written notice to Lender of the Company's intent to prepay this Note or any portion hereof. Such notice shall state the proposed payment date (the "Payment Date") and the principal amount to be repaid. At any time during the term hereof, the Lender may, but shall not be obligated to, elect to convert all or any portion of the principal to be repaid on the Payment Date into shares of the Company's common stock (the "Common Stock") at the "Conversion Price" (as that term is defined in the Agreement hereinafter referred to) then in effect by delivering to the Company, to the attention of its President, written notice of its election to exercise its conversion rights as set forth herein. Notwithstanding anything contained herein to the contrary, and notwithstanding the Company's payment of this Note in whole or in part, the Lender shall retain the right to convert the then-outstanding principal balance hereof into the subject shares of Common Stock throughout the five (5) year term of this Note at the Conversion Price.

        Any partial prepayments made hereunder shall be applied to installments due hereunder in inverse order of maturity.

        This Note is duly authorized and issued by the Company, is designated as set forth on the face hereof, and is limited to the aggregate principal amount of $900,000.00 issued under and pursuant to that certain Convertible Note Purchase Agreement, dated as of October 27, 1998 (herein called the "Agreement"), duly executed and delivered by the Company and Lender, to which Agreement reference is hereby made for a further description of the rights, limitation of rights, obligations, and duties thereunder of the Company and Lender. In case an Event of Default shall have occurred under this Note or under the Agreement (as the term "Event of Default" is defined in said Agreement), the principal balance hereof and all accrued but unpaid interest thereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Agreement.

        Reference is hereby made to the further provisions of the Agreement, including, without limitation, provisions giving the Lender of this Note the right to convert this Note into Common Stock on the terms and subject to the limitations more fully specified in the Agreement. Such further provisions shall for all purposes have the same effect as though fully set forth at this place. Capitalized terms used in this Note and not otherwise defined still have the meanings assigned to such terms in the Agreement.


        IN WITNESS WHEREOF, the Company has caused this instrument to be signed manually or by facsimile by its duly authorized officers.


Dated: _______________________              MICRO GENERAL CORPORATION (the
                                            "Company")



                                            By: ________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                   EXHIBIT "B"

                                CONVERSION NOTICE


To:           Micro General Corporation
              2510 Redhill Avenue
              Santa Ana, California   92705

        The undersigned, as the owner of that certain Convertible Promissory Note dated October 27, 1998 (the "Note"), hereby irrevocably exercises the option to convert the Note, or that portion of the Note designed herein below, into _____________ shares of Common Stock of Micro General Corporation at a price of $_______ per share, in accordance with the terms of that certain Convertible Note Purchase Agreement between the undersigned and Micro General Corporation as referenced in the Note, and directs that the shares issuable and deliverable upon the conversion be issued and delivered to the holder hereof unless a different name has been indicated below. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned has herein below named the transferee to whom the new Note should be issued.


                                            Dated: _____________________________



                                            ____________________________________
                                            Signature(s)




                                            By: ________________________________
                                            Name:_______________________________
                                            Title:______________________________

                            MICRO GENERAL CORPORATION
                                CONVERTIBLE NOTE
                               (MULTIPLE ADVANCES)

$900,000.00                                                   Irvine, California
                                                                October 27, 1998


        MICRO GENERAL CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor corporation or corporations under the Agreement hereinafter referred
to), for value received, hereby promises to pay to Dito Caree L.P., a Nevada limited partnership, at its office at 3735 Howard Hughes Parkway, Suite 200, Las Vegas, Nevada 89109 ("Lender"), or order, principal sum of Nine Hundred Thousand Dollars ($900,000.00), or so much thereof as shall have been disbursed by Lender and which at that time remains unpaid, together with simple interest thereon from the date hereof at the rate of ten percent (10%) per annum, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, payable as follows:
Accrued interest only on the principal amount hereof shall be payable quarterly in arrears during the first five (5) years of the term hereof commencing October 27, 1998. Thereafter, on October 27, 2003 the entire unpaid balance of this Note, including principal and accrued but unpaid interest, shall be due and payable.

        This Note may be prepaid in whole or in part at any time with the prior written consent of Lender so long as the Company gives ten (10) days' prior written notice to Lender of the Company's intent to prepay this Note or any portion hereof. Such notice shall state the proposed payment date (the "Payment Date") and the principal amount to be repaid. At any time during the term hereof, the Lender may, but shall not be obligated to, elect to convert all or any portion of the principal to be repaid on the Payment Date into shares of the Company's common stock (the "Common Stock") at the "Conversion Price" (as that term is defined in the Agreement hereinafter referred to) then in effect by delivering to the Company, to the attention of its President, written notice of its election to exercise its conversion rights as set forth herein. Notwithstanding anything contained herein to the contrary, and notwithstanding the Company's payment of this Note in whole or in part, the Lender shall retain the right to convert the then-outstanding principal balance hereof into the subject shares of Common Stock throughout the five (5) year term of this Note at the Conversion Price.

        Any partial prepayments made hereunder shall be applied to installments due hereunder in inverse order of maturity.

        This Note is duly authorized and issued by the Company, is designated as set forth on the face hereof, and is limited to the aggregate principal amount of $900,000.00 issued under and pursuant to that certain Convertible Note Purchase Agreement, dated as of October 27, 1998 (herein called the "Agreement"), duly executed and delivered by the Company and Lender, to which Agreement reference is hereby made for a further description of the rights, limitation of rights, obligations, and duties thereunder of the Company and Lender. In case an Event of Default shall have occurred under this Note or under the Agreement (as the term "Event of Default" is defined in said Agreement), the principal balance hereof and all accrued but unpaid interest thereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Agreement.

        Reference is hereby made to the further provisions of the Agreement, including, without limitation, provisions giving the Lender of this Note the right to convert this Note into Common Stock on the terms and subject to the limitations more fully specified in the Agreement. Such further provisions shall for all purposes have the same effect as though fully set forth at this place. Capitalized terms used in this Note and not otherwise defined still have the meanings assigned to such terms in the Agreement.


        IN WITNESS WHEREOF, the Company has caused this instrument to be signed manually or by facsimile by its duly authorized officers.


Dated: October 27, 1998                     MICRO GENERAL CORPORATION (the
                                            "Company")


                                            By:   /s/ Jeff Sanderson
                                               ---------------------------------
                                            Name: Jeff Sanderson
                                                 -------------------------------
                                            Title: Executive Vice President
                                                  ------------------------------



                                      - 2 -